Dreyfus

Investment Portfolios,

Core Value Portfolio

SEMIANNUAL REPORT June 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by The Dreyfus Corporation and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the portfolio invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.

                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

Dreyfus Investment Portfolios,                                    The Portfolio

          Core Value Portfolio



LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, Core Value Portfolio, covering the six-month period from January 1, 1999 through June 30, 1999. Inside you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Valerie J. Sill.

The past six months have been rewarding for most equity investors. Strong economic growth, low inflation and high levels of consumer spending supported continued strength in the stocks of many large companies. Several major market indices set new records, including the Dow Jones Industrial Average's first-ever close above the 10,000 level. The broader S&P 500 Index and the technology-laden NASDAQ Index also recorded new highs.

Beginning in April, many previously out-of-favor market sectors rallied strongly, including value-oriented stocks. At the same time, large-cap growth stocks appear to have paused in their advance. This has helped narrow the valuation gap that had developed over the past several years between the growth and value sectors of the large-cap stock market.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Investment Portfolios, Core Value Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 15, 1999

DISCUSSION OF PERFORMANCE

Valerie J. Sill, Portfolio Manager

How did Dreyfus Investment Portfolios, Core Value Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 1999, Dreyfus Investment Portfolios, Core Value Portfolio produced a total return of 17.92%.(1) In comparison, the Standard & Poor' s 500 Composite Stock Price Index produced a total return of 12.38% and the Standard & Poor's 500/BARRA Value Index produced a total return of 13.96% for the same period.(2) A major reason for the portfolio' s outperformance of the indices was the addition of economically sensitive stocks early in 1999 before there was wide recognition of the United States economy's surprisingly strong growth. Economically sensitive stocks in such sectors as chemicals, energy, metals and paper generally produce stronger earnings as the economy improves.

What is the portfolio's investment approach?

The portfolio invests primarily in companies that are considered undervalued based on traditional measures such as price-to-earnings ratios. In choosing stocks, we use a bottom-up stock selection approach that focuses on individual companies, rather than a top-down approach that forecasts market trends. We also focus on a company' s relative value, financial strength, sales and earnings momentum and likely catalysts that could ignite the stock price.

Last winter, our quantitative screening process identified many economically cyclical stocks that were very attractively valued. Examples include Dow Chemical, duPont (E.I.) de Nemours & Co., and Honeywell, three companies that all turned out to be very positive contributors to the portfolio's six-month performance. Dow Chemical was initially purchased last fall at the height of concerns about a U.S. recession brought on by the Asian economic crisis. As an economically cyclical company, the stock was shunned by the investment community. When we did our analysis, however, we believed that

                                                                   The Portfolio

Wall Street' s outlook was far too pessimistic on the company, considering that the U.S. economy had shown no signs of slowing, so we increased our position during the reporting period. duPont, a chemical company that owns 80% of the oil company Conoco, presented a different investment challenge. Early in the period, we determined that duPont's core life sciences and specialty chemicals divisions deserved a higher market value than the stock price indicated. That's because we believed it offered higher profit margins than the typical commodity chemical company. Meanwhile, oil prices rebounded from $11 to $18 per barrel during the six-month period, which served to boost the value of Conoco, as well as duPont.

Another inexpensive stock was Honeywell, which, despite its strong business fundamentals, was trading at a substantial discount to its peers in the capital equipment sector. The company' s status as a major supplier to Boeing was perceived as a negative, since Boeing had a significant amount of business in Asia. Once Asia' s economy stabilized, Honeywell's shares rose substantially. Late in the period, the company was in merger discussions with Allied-Signal, which lifted the stock' s price again. We then sold the Honeywell position in early June after Allied-Signal announced the takeover of the firm.

What other factors influenced the portfolio's performance?

By far, the largest sector in the portfolio continues to be financial services. Last year' s global economic crisis was very difficult for bank and brokerage stocks, but it did create new opportunities for the portfolio to pick up several bargain-priced companies including Citigroup. Although the company reported poor profits in 1998, we determined that the stock was very inexpensive when adding up its potential earnings in investment banking, credit card operations and corporate lending. In addition, the company would realize cost savings after its merger with Travelers Group. As a result, Citigroup has been a very successful stock for the portfolio.

We have also enjoyed success with stocks in the consumer nondurable sector, which includes companies such as Nike Cl. B and Mattel. In

1998, Nike Cl. B shares had sold off sharply due to the company's exposure in Asia as well as general pessimism about the shoe business. However, the company's cash flow remained strong and its sales steadily improved. Ultimately, the Asia cloud lifted and the stock rebounded sharply. As for Mattel, we purchased shares of the company in December when it announced the acquisition of the Learning Company, a division that specializes in educational software. We believed that educational software was a very important market for the company.

What is the portfolio's current strategy?

With Asia' s apparent stabilization and the strength of the U.S. economy, traditional value companies, such as manufacturers, energy producers and other economically cyclical stocks, have outperformed traditional growth stocks during the first half of 1999. We believe that the portfolio outperformed the S&P 500 Composite Stock Price Index and the S&P 500/BARRA Value Index during the period because it holds stocks that are not only undervalued, but also have catalysts in place for strong performance. We will continue to pursue the same strategy of seeking to select the best stocks in the value universe.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BUT DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE STANDARD & POOR'S 500/BARRA VALUE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX THAT HAVE LOW PRICE-TO-BOOK RATIOS.

RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH 12/31/99, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

                                                                  The Portfolio

STATEMENT OF INVESTMENTS

June 30, 1999 (Unaudited)


COMMON STOCKS--94.4%                                                                             Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--5.5%

Dow Chemical                                                                                      1,400                  177,625
duPont (E.I.) de Nemours & Co.                                                                    2,900                  198,106
Fort James                                                                                        1,600                   60,600
Georgia-Pacific                                                                                   2,100                   99,487
Reynolds Metals                                                                                   1,400                   82,600

                                                                                                                         618,418

CAPITAL GOODS--7.2%

Browning-Ferris Industries                                                                        1,300                   55,900
Delphi Automotive Systems                                                                         5,900                  109,519
Eaton                                                                                               500                   46,000
Ingersoll-Rand                                                                                      500                   32,313
Republic Services, Cl. A                                                                          3,000  (a)              74,250
United Technologies                                                                               3,800                  272,413
Waste Management                                                                                  4,247                  228,276

                                                                                                                         818,671

CONSUMER DURABLES--3.8%

Black & Decker                                                                                      800                   50,500
Ford Motor                                                                                        2,500                  141,094
Philips Electronics                                                                               2,334                  235,442

                                                                                                                         427,036

CONSUMER NON-DURABLES--5.6%

Harcourt General                                                                                    500                   25,781
Hasbro                                                                                            1,200                   33,525
Kimberly-Clark                                                                                    1,700                   96,900
Loews                                                                                             1,100                   87,038
Mattel                                                                                            8,080                  213,615
NIKE, Cl. B                                                                                       2,200                  139,288
Tommy Hilfiger                                                                                      500  (a)              36,750

                                                                                                                         632,897

CONSUMER SERVICES--8.8%

Cendant                                                                                           5,600  (a)             114,800
Circuit City Group                                                                                1,100                  102,300
Deluxe                                                                                            1,700                   66,194
Disney (Walt)                                                                                     2,000                   61,625
Dun & Bradstreet                                                                                  1,200                   42,525
Federated Department Stores                                                                       3,300  (a)             174,690
First Data                                                                                        2,500                  122,344





COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES (continued)

K mart                                                                                            3,100                   50,956
Toys R Us                                                                                         3,500  (a)              72,406
Tricon Global Restaurants                                                                         2,500  (a)             135,313
Venator Group                                                                                     5,300  (a)              55,319

                                                                                                                         998,472

ENERGY--9.3%

Conoco, Cl. A                                                                                     5,400                  150,525
Elf Aquitaine, A.D.S                                                                              1,300                   95,631
Mobil                                                                                             2,400                  237,600
Schlumberger                                                                                      1,200                   76,425
Texaco                                                                                            3,200                  200,000
Tosco                                                                                             3,500                   90,781
Transocean Offshore                                                                               1,700                   44,625
Unocal                                                                                            3,900                  154,538

                                                                                                                       1,050,125

FINANCE--21.7%

Allmerica Financial                                                                               1,200                   72,975
Allstate                                                                                          5,700                  204,488
American General                                                                                  1,100                   82,913
American International Group                                                                      1,725                  201,933
BankAmerica                                                                                       2,778                  203,662
BankBoston                                                                                        4,600                  235,175
Chase Manhattan                                                                                   3,300                  285,863
Chubb                                                                                               800                   55,600
Citigroup                                                                                         6,600                  313,500
Everest Reinsurance Holdings                                                                        900                   29,363
Federal National Mortgage Association                                                             1,700                  116,237
Golden State Bancorp                                                                              4,900  (a)             107,800
Goldman Sachs Group                                                                                 700                   50,575
Hartford Financial Services Group                                                                 1,600                   93,300
Marsh & McLennan Cos.                                                                             1,300                   98,150
Morgan Stanley Dean Witter & Co.                                                                  2,000                  205,000
Washington Mutual                                                                                 1,444                   51,082
Wells Fargo                                                                                       1,300                   55,575

                                                                                                                       2,463,191

HEALTH CARE--6.9%

Abbott Laboratories                                                                                 900                   40,950
Aetna                                                                                             1,100                   98,381

                                                                                                                   The Portfolio



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (continued)

CIGNA                                                                                             2,600                  231,400
Columbia/HCA Healthcare                                                                           4,700                  107,219
Johnson & Johnson                                                                                   550                   53,900
Pharmacia & Upjohn                                                                                2,100                  119,306
Tenet Healthcare                                                                                  5,700  (a)             105,806
Watson Pharmaceuticals                                                                              800  (a)              28,050

                                                                                                                         785,012

TECHNOLOGY--12.8%

Apple Computer                                                                                      800  (a)              37,050
BMC Software                                                                                      2,400  (a)             129,600
Computer Associates International                                                                 3,800                  209,000
Compuware                                                                                         3,700  (a)             117,706
Electronic Data Systems                                                                           2,000                  113,125
Hewlett-Packard                                                                                   2,175                  218,587
International Business Machines                                                                   1,800                  232,650
Nortel Networks                                                                                   1,800                  156,263
Sterling Commerce                                                                                 1,300  (a)              47,450
Sun Microsystems                                                                                  2,800  (a)             192,850

                                                                                                                       1,454,281

TRANSPORTATION--1.5%

Union Pacific                                                                                     2,900                  169,106

UTILITIES--11.3%

AT&T                                                                                              4,611                  257,351
CMS Energy                                                                                        2,500                  104,688
Duke Energy                                                                                       1,550                   84,281
Edison International                                                                              2,800                   74,900
GTE                                                                                               1,500                  113,625
PacifiCorp                                                                                        6,000                  110,250
Pinnacle West Capital                                                                             1,500                   60,375
SBC Communications                                                                                3,100                  179,800
Southern                                                                                          3,200                   84,800
Sprint (FON Group)                                                                                1,800                   95,063
Telefonos de Mexico, Cl. L, A.D.S.                                                                1,400                  113,138

                                                                                                                       1,278,271

TOTAL COMMON STOCKS
   (cost $9,503,862)                                                                                                  10,695,480



PREFERRED STOCKS--2.2%                                                                           Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Services;

News Corp, A.D.R.
   (cost $206,994)                                                                                7,900                  249,344
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                             Principal
SHORT TERM INVESTMENTS--5.3%                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. Government Agency Discount Notes;

Federal Home Loan Banks,

  4.60%, 7/1/1999
   (cost $600,000)                                                                              600,000                  600,000
-----------------------------------------------------------------------------------------------------------------------------------

Total Investments (cost $10,310,856)                                                             101.9%               11,544,824

Liabilities, Less Cash and Receivables                                                            (1.9%)                (220,258)

Net Assets                                                                                       100.0%               11,324,566

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.
                                                                                                                     The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                               Cost       Value
-------------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of Investments  10,310,856  11,544,824

Cash                                                                     99,349

Dividends and interest receivable                                        10,280

Prepaid expenses                                                         23,185

Due from The Dreyfus Corporation and affiliates                           8,660

                                                                     11,686,298
-------------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                             340,376

Accrued expenses and other liabilities                                   21,356

                                                                        361,732
-------------------------------------------------------------------------------------

NET ASSETS ($)                                                       11,324,566
-------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      10,385,611

Accumulated undistributed investment income--net                         20,983

Accumulated net realized gain (loss) on investments                    (315,996)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             1,233,968
-------------------------------------------------------------------------------------

NET ASSETS ($)                                                       11,324,566
-------------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
Beneficial Interest authorized)                                         819,418

NET ASSET VALUE, offering and redemption price per share ($)              13.82

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)


-------------------------------------------------------------------------------------
INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $551 foreign taxes withheld at source)           51,803

Interest                                                                 6,355

TOTAL INCOME                                                            58,158

EXPENSES:

Investment advisory fee-Note 3(a)                                       27,881

Legal fees                                                              11,980

Auditing fees                                                            9,857

Custodian fees--Note 3(a)                                                3,788

Organization expenses                                                    3,025

Prospectus and shareholders' reports                                     1,864

Registration fees                                                        1,145

Trustees' fees and expenses-Note 3(b)                                      130

Miscellaneous                                                              116

Total Expenses                                                          59,786

Less-reduction in investment advisory fee due to
  undertaking--Note 3(a)                                               (22,611)

Net Expenses                                                            37,175

Investment Income--Net                                                  20,983
-------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments-Note 4 ($):

Net realized gain (loss) on investments                                (11,233)

Net unrealized appreciation (depreciation) on investments            1,189,258

Net Realized and Unrealized Gain (Loss) on Investments               1,178,025

Net Increase in Net Assets Resulting from Operations                 1,199,008

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Portfolio


STATEMENT OF CHANGES IN NET ASSETS


                                             Six Months Ended
                                                June 30, 1999           Year Ended
                                                   (Unaudited)   December 31, 1998*
----------------------------------------------------------------------------------------
OPERATIONS ($):

Investment income--net                                 20,983                31,919

Net realized gain (loss) on investments               (11,233)             (304,763)

Net unrealized appreciation (depreciation)
   on investments                                   1,189,258                44,710

Net Increase (Decrease) in Net Assets
   Resulting from Operations                        1,199,008              (228,134)
----------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                                     --               (36,433)
----------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                       4,626,306             6,187,697

Dividends reinvested                                      --                 36,433

Cost of shares redeemed                             (459,501)               (50,810)

Increase (Decrease) in Net Assets from
   Beneficial Interest Transactions                4,166,805              6,173,320

Total Increase (Decrease) in Net Assets            5,365,813              5,908,753
----------------------------------------------------------------------------------------

Net Assets ($):

Beginning of Period                                 5,958,753               50,000

End of Period                                      11,324,566            5,958,753

Undistributed investment income-net                    20,983                  --
----------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                           346,423             505,520

Shares issued for dividends reinvested                     --               3,358

Shares redeemed                                       (35,353)             (4,530)
----------------------------------------------------------------------------------------

Net Increase (Decrease) in SHARES OUTSTANDING         311,070             504,348

* FROM MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total  return  shows  how  much  your  investment  in  the  portfolio would have
increased   (or  decreased)  during each period, assuming you had reinvested all
dividends   and   distributions.  These  figures  have  been  derived  from  the portfolio's financial statements.

                                            Six Months Ended
                                              June  30, 1999             Year Ended
                                                 (Unaudited)      December 31, 1998(a)
----------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                   11.72                 12.50

Investment Operations:

Investment income--net                                   .04 (b)               .07

Net realized and unrealized gain (loss)
   on investments                                       2.06                  (.77)

Total from Investment Operations                        2.10                  (.70)

Distributions:

Dividends from investment income--net                     --                  (.08)

Net asset value, end of period                         13.82                 11.72
----------------------------------------------------------------------------------------

TOTAL RETURN (%)                                       17.92 (c)             (5.59) (c)
----------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  .50 (c)              .67 (c)

Ratio of net investment income to average
   net assets                                            .28 (c)              .62 (c)

Decrease reflected in above expense ratios due
   to undertakings by Dreyfus                            .30 (c)              .74 (c)

Portfolio Turnover Rate                                44.07 (c)            47.37 (c)
----------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                 11,325               5,959

(A)  FROM MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering six series, including the Core Value Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

As of June 30,1999, MBC Investments Corp., an indirect subsidiary of Mellon Bank Corporation, held 402,769 shares of the portfolio.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal

                                                                   The Portfolio

Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $269,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1998. The carryover does not include net realized securities losses from November 1, 1998 through December 31, 1998 which are treated, for Federal income tax purposes, as arising in fiscal 1999. If not applied, the carryover expires in fiscal 2006.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended June 30, 1999, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions  With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio' s average daily net assets and is payable monthly. However, Dreyfus has undertaken from January 1, 1999 through December 31, 1999, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of 1% of the value of the portfolio' s average daily net assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $22,611 during the period ended June 30, 1999.

The  portfolio  compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the portfolio.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 1999, the portfolio was charged $3,788 pursuant to the custody agreement.

(B) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1999, amounted to $7,243,259 and $3,227,598, respectively.

At June 30, 1999, accumulated net unrealized appreciation on investments was $1,233,968, consisting of $1,419,998 gross unrealized appreciation and $186,030 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                  The Portfolio

                                                           For More Information

Dreyfus Investment Portfolios,

Core Value Portfolio

200 Park Avenue

New York, NY 10166

Investment Adviser

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:  The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

              (c) 1999, Dreyfus Service Corporation                    172SA996

Dreyfus

Investment Portfolios, MidCap Stock Portfolio

SEMIANNUAL REPORT June 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by The Dreyfus Corporation and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the portfolio invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.

                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

Dreyfus Investment Portfolios,                                    The Portfolio

        MidCap Stock Portfolio


LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, MidCap Stock Portfolio, covering the six-month period from January 1, 1999 through June 30, 1999. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, John O'Toole.

The past six months have been rewarding for many equity investors, including those who own mid-capitalization stocks. Strong U.S. economic growth, low inflation and high levels of consumer spending supported continued strength in many broad measures of stock market performance. As a result, several major U.S. market indices set new records.

Beginning in April, many previously out-of-favor market sectors rallied strongly -- including midcap stocks -- as investors became increasingly attracted to their high growth rates. At the same time, large-cap growth stocks appear to have paused in their advance. This has helped narrow the valuation gap that had developed over the past several years between the large- and mid-capitalization sectors of the stock market.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Investment Portfolios, MidCap Stock Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 15, 1999





<PAGE 2>

DISCUSSION OF PERFORMANCE

John O'Toole, Portfolio Manager

How did Dreyfus Investment Portfolios, MidCap Stock Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 1999, Dreyfus Investment Portfolios, MidCap Stock Portfolio produced a total return of 4.04%.(1) In comparison, the Standard & Poor' s MidCap 400 Index (S&P MidCap 400) produced a total return of 6.87% for the same period.(2) The portfolio's emphasis on growth companies was not rewarded in the marketplace, particularly in the second quarter, when investors tended to prefer value stocks that had previously been out of favor. This preference for value companies often occurs when there is a perception that the economy is accelerating.

What is the portfolio's investment approach?

The portfolio invests primarily in a blended selection of growth and value stocks of midcap companies that are chosen through a disciplined investment process that combines computer analysis with human judgment. The quantitatively driven valuation process identifies and ranks approximately 2,500 mid-capitalization stocks as an attractive, neutral or unattractive investment, based on approximately 15 different valuation inputs. Then, our investment management team conducts fundamental research on each stock, which ultimately results in their buy and sell recommendations.

The portfolio seeks to own the best performing stocks within each economic sector of the S&P MidCap 400. By maintaining an economic sector-neutral stance, we allow individual stock selection to drive the portfolio's performance. The quantitative process is based upon a series of fundamentally based valuation factors, including consensus earnings estimates, profit margin, and growth in cash flow. We believe that these types of fundamental factors can have an important influence on stock returns. Our goal is to build a broadly diversified portfolio of mid-capitalization stocks that have the potential to outperform the benchmark.

                                                                   The Portfolio



<PAGE 3>

DISCUSSION OF PERFORMANCE (CONTINUED)

Even though it was a difficult six-month period for the portfolio, a number of growth companies in the portfolio performed very well. Two pharmaceutical stocks, Biogen and MedImmune, develop and market specialized medications for multiple sclerosis and infectious diseases, respectively. Although pharmaceutical companies as a group came under pressure during the period because of the Congressional debate over Medicare coverage of prescription drugs, Biogen and MedImmune are "niche" players with therapies used by people of all ages, not just the elderly.

In  addition,  many  economically sensitive companies in the portfolio performed
well   during  the  period.  In  a  period  of  accelerating  economic  growth, economically sensitive companies in such industries as retailing and travel, have a better profit outlook because their products are more in demand. Such was the case with four stocks in the portfolio: Best Buy, SABRE Group Holdings Cl. A, Lexmark International Group Cl. A and Hertz Cl. A.

Best Buy, a retailer of personal computers, consumer electronics, and major appliances, continued to benefit from the strong economy, booming consumer spending and the increasing desire of the public to access the Internet. SABRE Group Holdings, a company that provides traditional as well as Internet-based travel reservation services, also benefited from the strong economy and the high demand for business and personal travel. Lexmark International Group Cl. A, a printer manufacturer that competes with Hewlett-Packard, continued to beat earnings expectations with high-quality products. And finally, Hertz Cl. A, the rental car company, benefited from the strong economy and a firming of pricing in the industry.

What other factors influenced the portfolio's performance?

On the negative side, the S&P MidCap 400 includes two stocks -- Qualcomm and E*Trade Group -- which performed favorably during the period. Because we did not own those stocks, our relative performance suffered. In addition, changes brought about by the Internet are having a negative effect on some traditional industries, particularly those that appear slow to adapt. For example, AG Edwards, a regional

<PAGE 4>


brokerage firm which relies on full-service stockbrokers for much of its revenue, does not have major investment banking or trading income to offset the loss of potential business to on-line brokerage. Although there will always be a market for personal service in the retail brokerage industry, there is no question that traditional brokers are under pressure from the new technology.

What is the portfolio's current strategy?

We continue to make refinements to the portfolio's quantitative-driven valuation model and our economic sector-neutral portfolio construction process. Along the way, our goal has remained intact: to use our valuation model to allow us to select the best performing mid-capitalization stocks in each economic sector

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BUT DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THROUGH DECEMBER 31, 1999 THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF 400 COMPANIES WITH MARKET CAPITALIZATIONS GENERALLY RANGING FROM $50 MILLION TO $10 BILLION. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THROUGH DECEMBER 31, 1999 THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

                                                                  The Portfolio

<PAGE 5>

STATEMENT OF INVESTMENTS

June 30, 1999 (Unaudited)


COMMON STOCKS--99.1%                                                                             Shares              Value ($)
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL--13.1%

Abercrombie & Fitch, Cl. A                                                                        3,450  (a)             165,600
Alaska Air Group                                                                                  1,700  (a)              70,975
Best Buy                                                                                          1,300  (a)              87,750
Bob Evans Farms                                                                                   2,800                   55,650
Brinker International                                                                             2,700  (a)              73,406
Dollar Tree Stores                                                                                2,700  (a)             118,800
Furniture Brands International                                                                    3,750  (a)             104,531
Harley-Davidson                                                                                   1,000                   54,375
International Game Technology                                                                     3,450                   63,825
Leggett & Platt                                                                                   3,250                   90,391
Magna International, Cl. A                                                                          450                   25,537
Meritor Automotive                                                                                2,750                   70,125
Miller (Herman)                                                                                   2,600                   54,600
Nautica Enterprises                                                                               2,350  (a)              39,656
Navistar International                                                                            1,450  (a)              72,500
Ross Stores                                                                                       3,400                  171,275
TJX Cos.                                                                                          5,650                  188,216
V.F.                                                                                              1,700                   72,675
Zale                                                                                              2,800  (a)             112,000

                                                                                                                       1,691,887

CONSUMER STAPLES--5.7%

Dial                                                                                              2,750                  102,266
Earthgrains                                                                                       1,700                   43,881
Hormel Foods                                                                                      2,100                   84,525
Lancaster Colony                                                                                  1,950                   67,275
Lauder (Estee), CI.A                                                                              1,900                   95,237
Premark International                                                                             2,550                   95,625
SUPERVALU                                                                                         2,950                   75,778
U.S. Foodservice                                                                                  1,250  (a)              53,281
Universal Foods                                                                                   5,400                  114,075

                                                                                                                         731,943

ENERGY--7.5%

Diamond Offshore Drilling                                                                         3,350                   95,056
El Paso Energy                                                                                    2,850                  100,284
KeySpan                                                                                           3,600                   94,950
NICOR                                                                                             2,100                   79,931
National Fuel Gas                                                                                 1,950                   94,575


<PAGE 6>



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
--------------------------------------------------------------------------------

ENERGY (CONTINUED)

Questar                                                                                           3,600                   68,850
Sunoco                                                                                            2,750                   83,016
Tidewater                                                                                         4,000                  122,000
Tosco                                                                                             2,400                   62,250
Transocean Offshore                                                                               4,000                  105,000
Vastar Resources                                                                                  1,250                   65,547

                                                                                                                         971,459

HEALTH CARE-9.3%

Bergen Brunswig, Cl. A                                                                            2,900                   50,025
Biogen                                                                                            6,000  (a)             385,875
Biomet                                                                                            3,400                  135,150
Health Management Associates, Cl. A                                                               9,300  (a)             104,625
Lincare Holdings                                                                                  2,250  (a)              56,250
MedImmune                                                                                         1,800  (a)             121,950
PacifiCare Health Systems                                                                           350  (a)              25,178
Patterson Dental                                                                                    550  (a)              19,112
Universal Health Services, Cl. B                                                                  2,300  (a)             109,825
VISX                                                                                              1,050  (a)              83,147
Watson Pharmaceuticals                                                                            3,300  (a)             115,706

                                                                                                                       1,206,843

INTEREST SENSITIVE-13.8%

AFLAC                                                                                             1,600                   76,600
AmeriTrade Holding, Cl. A                                                                           300  (a)              31,800
City National                                                                                     3,700                  138,519
Cullen/Frost Bankers                                                                              3,000                   82,687
Dime Bancorp                                                                                      3,050                   61,381
Edwards (A.G.)                                                                                    3,150                  101,588
First Tennessee National                                                                          3,600                  137,925
Golden West Financial                                                                               750                   73,500
Kansas City Southern Industries                                                                   1,800                  114,863
Mercantile Bankshares                                                                             2,950                  104,356
Nationwide Financial Services, Cl. A                                                              2,200                   99,550
North Fork Bancorp                                                                                3,000                   63,937
Old Kent Financial                                                                                3,098                  129,708
PMI Group                                                                                         1,900                  119,344
Paine Webber Group                                                                                  850                   39,738
Radian Group                                                                                      1,450                   70,778

                                                                                                                   The Portfolio

<PAGE 7>


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
--------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Regions Financial                                                                                 3,300                  126,844
RenaissanceRe Holdings                                                                              600                   22,200
T. Rowe Price Associates                                                                          3,300                  126,638
Zions Bancorporation                                                                                950                   60,325

                                                                                                                       1,782,281

PRODUCER GOODS & SERVICES-10.5%

AK Steel Holding                                                                                  1,700                   38,250
American Power Conversion                                                                         4,700  (a)              94,587
Briggs & Stratton                                                                                 1,450                   83,738
Caraustar Industries                                                                              3,450                   85,172
Centex Construction Products                                                                      1,800                   61,425
Cleveland-Cliffs                                                                                    400                   12,950
Crane                                                                                             3,250                  102,172
Crompton & Knowles                                                                                4,300                   84,119
Cytec Industries                                                                                  3,300  (a)             105,188
FMC                                                                                               1,050  (a)              71,728
Gulfstream Aerospace                                                                              2,150  (a)             145,259
Lennar                                                                                            2,500                   60,000
Louisiana-Pacific                                                                                 4,900                  116,375
Solutia                                                                                           3,850                   82,053
Trinity Industries                                                                                2,950                   98,825
United Technologies                                                                                 608                   43,586
Vulcan Materials                                                                                  1,600                   77,200

                                                                                                                       1,362,627

SERVICES-9.5%

Belo (A.H.), Cl. A                                                                                3,300                   64,969
CNET                                                                                                650  (a)              37,456
Computer Task Group                                                                               1,850                   31,450
Cox Radio, Cl. A                                                                                    750  (a)              40,687
DST Systems                                                                                         850  (a)              53,444
Hertz, Cl. A                                                                                      3,300                  204,600
King World Productions                                                                            1,250  (a)              43,516
Knight-Ridder                                                                                       950                   52,191
McClatchy, Cl. A                                                                                  1,500                   49,688
Pulitzer                                                                                            900                   43,706
Quintiles Transnational                                                                           3,650  (a)             153,300


<PAGE 8>



COMMON STOCKS (CONTINUED)                                Shares      Value ($)
--------------------------------------------------------------------------------

SERVICES (CONTINUED)

Robert Half International                                                                         1,800  (a)              46,800
SABRE Group Holdings, Cl. A                                                                       3,800  (a)             261,250
Snyder Communications                                                                             1,800  (a)              58,950
Young & Rubicam                                                                                   1,900                   86,331

                                                                                                                       1,228,338

TECHNOLOGY-22.0%

Altera                                                                                            8,400  (a)             309,225
Apple Computer                                                                                    1,600  (a)              74,100
BMC Software                                                                                      2,450  (a)             132,300
BroadVision                                                                                       1,100  (a)              81,125
Citrix Systems                                                                                    2,500  (a)             141,250
Compuware                                                                                         4,000  (a)             127,250
Comverse Technology                                                                               1,800  (a)             135,900
Convergys                                                                                         3,800                   73,150
Jabil Circuit                                                                                     1,800  (a)              81,225
Johnson Controls                                                                                  1,250                   86,641
Legato Systems                                                                                    1,450  (a)              83,738
Lexmark International Group, Cl. A                                                                2,700  (a)             178,369
Linear Technology                                                                                 4,200                  282,450
Maxim Integrated Products                                                                         3,800  (a)             252,700
NCR                                                                                               2,900  (a)             141,556
Network Appliance                                                                                   850  (a)              47,494
RF Micro Devices                                                                                  1,700  (a)             126,862
Sanmina                                                                                           1,800  (a)             136,575
Sterling Software                                                                                 3,100  (a)              82,731
Uniphase                                                                                            900  (a)             149,400
VERITAS Software                                                                                    550  (a)              52,216
Waters                                                                                            1,350  (a)              71,719

                                                                                                                       2,847,976

UTILITIES-7.7%

Allegheny Energy                                                                                  2,400                   76,950
BEC Energy                                                                                        2,700                  111,375
CenturyTel                                                                                        3,150                  125,212
Energy East                                                                                       4,700                  122,200
GPU                                                                                               2,800                  118,125
IPALCO Enterprises                                                                                5,650                  119,709

                                                                                                                   The Portfolio

<PAGE 9>


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
--------------------------------------------------------------------------------

UTILITIES (CONTINUED)

OGE Energy                                                                                        5,200                  123,500
Pinnacle West Capital                                                                             1,900                   76,475
Sierra Pacific Resources                                                                          2,050                   74,569
TECO Energy                                                                                       2,300                   52,325

                                                                                                                       1,000,440
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $11,366,340)                                                              99.1%               12,823,794

CASH AND RECEIVABLES (NET)                                                                          .9%                  115,764

NET ASSETS                                                                                       100.0%               12,939,558

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

<PAGE 10>

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                            Cost        Value
--------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of Investments   11,366,340  12,823,794

Receivable for investment securities sold                               247,240

Dividends receivable                                                      7,822

Prepaid expenses                                                         23,909

Due from The Dreyfus Corporation and affiliates                          11,886

                                                                     13,114,651
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Cash overdraft due to Custodian                                         149,270

Accrued expenses and other liabilities                                   25,823

                                                                        175,093
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                       12,939,558
--------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      12,262,450

Accumulated undistributed investment income--net                         13,397

Accumulated net realized gain (loss) on investments                    (793,743)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             1,457,454
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                       12,939,558
-----------------------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial
   Interest authorized)                                               1,023,066

NET ASSET VALUE, offering and redemption price per share ($)              12.65

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Portfolio

<PAGE 11>

STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)


--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $87 foreign taxes withheld at source)            57,834

Interest                                                                 8,651

TOTAL INCOME                                                            66,485

EXPENSES:

Investment advisory fee-Note 3(a)                                       41,780

Legal fees                                                              19,120

Auditing fees                                                            7,457

Custodian fees-Note 3(a)                                                 7,245

Organization expenses                                                    3,103

Prospectus and shareholder's reports                                     2,322

Trustees' fees and expenses-Note 3(b)                                    2,199

Registration fees                                                          522

Shareholder servicing costs                                                425

Miscellaneous                                                              542

TOTAL EXPENSES                                                          84,715

Less--reduction in investment advisory fee due to
  undertaking--Note 3(a)                                               (32,256)

NET EXPENSES                                                            52,459

INVESTMENT INCOME--NET                                                  14,026
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-NOTE 4 ($):

Net realized gain (loss) on investments                               (57,186)

Net unrealized appreciation (depreciation) on investments              601,512

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 544,326

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   558,352

SEE NOTES TO FINANCIAL STATEMENTS.

<PAGE 12>

STATEMENT OF CHANGES IN NET ASSETS


                                             Six Months Ended
                                                June 30, 1999      Year Ended
                                                (Unaudited)       December 31, 1998((+))
--------------------------------------------------------------------------------
OPERATIONS ($):

Investment income--net                                 14,026         14,763

Net realized gain (loss) on investments               (57,186)      (736,557)

Net unrealized appreciation (depreciation)
   on investments                                     601,512        855,942

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                         558,352        134,148
---------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                                   (960)       (18,543)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                       3,274,124     11,816,688

Dividends reinvested                                      960         18,543

Cost of shares redeemed                            (1,399,048)    (1,494,706)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS                 1,876,036     10,340,525

TOTAL INCREASE (DECREASE) IN NET ASSETS             2,433,428     10,456,130
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                10,506,130         50,000

END OF PERIOD                                      12,939,558     10,506,130

Undistributed investment income-net                    13,397           331
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                           278,818        996,748

Shares issued for dividends reinvested                     84          1,611

Shares redeemed                                      (119,526)      (138,669)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         159,376        859,690

((+))FROM MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                The Portfolio

<PAGE 13>

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total  return  shows  how  much  your  investment  in  the  portfolio would have
increased   (or  decreased)  during each period, assuming you had reinvested all
dividends   and   distributions.  These  figures  have  been  derived  from  the portfolio's financial statements.


                                            Six Months Ended
                                              June  30, 1999      Year Ended
                                                 (Unaudited)      December 31, 1998(a)
--------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                   12.16             12.50

Investment Operations:

Investment income--net                                   .02(b)            .02

Net realized and unrealized gain (loss)
   on investments                                        .47              (.34)

Total from Investment Operations                         .49              (.32)

Distributions:

Dividends from investment income--net                     --              (.02)

Net asset value, end of period                         12.65             12.16
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                        4.04(c)          (2.53)(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  .47(c)            .67(c)

Ratio of net investment income
   to average net assets                                 .12(c)            .18(c)

Decrease reflected in above expense ratios
   due to undertakings by Dreyfus                        .29(c)            .60(c)

Portfolio Turnover Rate                                33.65(c)          75.74(c)
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                 12,940            10,506

(A)  FROM MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


<PAGE 14>


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering six series, including the MidCap Stock Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio' s investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400 Index. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

As of June 30, 1999, MBC Investments Corp., an indirect subsidiary of Mellon Bank Corporation, held 308,704 shares of the portfolio.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which

                                                                   The Portfolio
<PAGE 15>


NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $214 during the period ended June 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $689,000 available for Federal income tax purposes to be applied

<PAGE 16>


against future net securities profits, if any, realized subsequent to December 31, 1998. If not applied, the carryover expires in fiscal 2006.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended June 30, 1999, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions  With Affiliates:

(a)  Pursuant  to  an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio' s average daily net assets and is payable monthly. Dreyfus has undertaken from January 1, 1999 through December 31, 1999, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio' s aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of 1% of the value of the portfolio's average daily net assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $32,256 during the period ended June 30, 1999.

The  portfolio  compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and
facilities   to   perform   transfer   agency   services   for  the  portfolio.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 1999, the portfolio was charged $7,245 pursuant to the custody agreement.

                                                                   The Portfolio

<PAGE 17>


NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1999, amounted to $5,717,305 and $3,699,674, respectively.

At June 30, 1999, accumulated net unrealized appreciation on investments was $1,457,454, consisting of $1,969,270 gross unrealized appreciation and $511,816 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


<PAGE 18>


NOTES

<PAGE 19>


                                                           For More Information

Dreyfus

Investment Portfolios,

MidCap Stock Portfolio

200 Park Avenue

New York, NY 10166

Investment Adviser

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 1999 Dreyfus Service Corporation                                  174SA996


Dreyfus

Investment Portfolios,

Founders Growth Portfolio

SEMIANNUAL REPORT June 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by The Dreyfus Corporation and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the portfolio invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.

                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

Dreyfus Investment Portfolios,                                    The Portfolio

     Founders Growth Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, Founders Growth Portfolio, covering the six-month period from January 1, 1999 through June 30, 1999. Inside you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Scott Chapman, CFA and Thomas Arrington, CFA of Founders Asset Management LLC, the portfolio's sub-investment adviser.

The past six months have been rewarding for most equity investors. Strong economic growth, low inflation and high levels of consumer spending supported continued strength in the stocks of many large companies. Several major market indices set new records, including the Dow Jones Industrial Average's first-ever close above the 10,000 level. The broader Standard & Poor's 500 Composite Stock Price Index and the technology-laden NASDAQ Index also recorded new highs.

Beginning in April, many previously out-of-favor market sectors rallied strongly, including value-oriented stocks. At the same time, large-cap growth stocks appear to have paused in their advance. This has helped narrow the valuation gap that had developed over the past several years between the growth
and    value    sectors    of    the    large-cap    stock    market.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Investment Portfolios, Founders Growth Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 15, 1999

DISCUSSION OF PERFORMANCE

Scott Chapman, CFA and Thomas Arrington, CFA,
Portfolio Managers
Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders Growth Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 1999, Dreyfus Investment Portfolios, Founders Growth Portfolio produced a total return of 11.41%.(1) In comparison, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") produced a total return of 12.38% for the same period.(2)

The portfolio outperformed the S&P 500 Index during the first quarter of 1999 as investors sought out large high-quality, consistent earnings growth companies. However, the portfolio' s performance during the second quarter of 1999 was adversely affected by a major shift in investor preference away from large-cap consistent growth companies and towards economically sensitive companies and, as a result, the portfolio underperformed the S&P 500 Index in the second quarter. This shift occurred primarily because the United States' economy grew faster than expected while, at the same time, Asian economies appeared to be stabilizing. In a period of accelerating economic growth, economically sensitive companies in such industries as chemicals, energy, metals and paper have a better profit outlook because their products enjoy a surge in demand. In contrast, growth companies in such industries as technology and health care, that produce strong earnings regardless of the economic environment, are not as sought after in boom times.

The net result of the first and second quarter was that for the six-month period the portfolio lagged slightly behind the S&P 500 Index and performed similarly to the average growth manager.

What is the portfolio's investment approach?

The portfolio invests in large well-managed growth companies whose performance is not entirely dependent upon the fortunes of the econ-

                                                                  The  Portfolio
omy. Utilizing a bottom-up approach, we focus on individual stock selection rather than on forecasting stock market trends. We look for high-quality, proven companies with an established track record of sustained earnings growth in excess of industry averages. The companies we select must have a sustainable competitive advantage, such as a dominant brand name, a high barrier to entry from competition and/or large untapped market opportunities.

The portfolio had its share of strong performers. For example, American Express, which rose approximately 28.2% during the period, is an excellent example of a company with a strong and growing brand identity as well as a consistently attractive earnings growth rate. The American Express credit card has been steadily gaining market share and stands to gain even more if federal banking regulators allow banks to issue American Express credit cards in addition to VISA and MasterCard. Currently, there are only a handful of global credit card companies and the barriers to entry are very high.

Another illustration of our investment process is Tellabs, a stock that has nearly doubled in price during the first half of 1999. One of the portfolio's criteria is to look at trends in the marketplace, such as the increasing demand for communication capability, whether it is voice, data or video. Tellabs creates products that accomplish these tasks. Over the past several years, the emergence of the Internet has accelerated the demand for communications products and services. Over that same time, Tellabs' earnings have grown at a rate of approximately 30% to 45%.

What other factors influenced the portfolio's performance?

The pharmaceutical sector has had a particularly tough time during the past few months. One reason is that the stock prices of these companies were at very high levels and many equity investors sold their health care stocks and took profits in the second quarter of this year. Another reason for the pharmaceutical industry' s difficult quarter is that there have been heightened concerns over whether Medicare would be expanded to cover prescription drugs. Because investors feared that the federal government would institute price controls on the industry, companies that actually raised their earnings forecast for 1999, including Schering-Plough, still experienced a falling stock price during the second quarter.

A number of other holdings in the portfolio declined in price despite strong profitability. For example, General Electric lagged the S&P 500 Index in the second quarter by 4.6% even though the company forecasted that its earnings would grow 14% in 1999. On the other hand, Alcoa, a major economically sensitive stock which was not in the portfolio, was up 51% in the month of April alone, merely on speculation -- not realized profits -- that the company's earnings would reaccelerate in a rebounding economy.

What is the portfolio's current strategy?

Although we were disappointed with the price movement of some of the stocks in the portfolio during the second quarter, we have been very pleased with the fundamental performance of the companies we hold in the portfolio. In fact, nearly 80% of the portfolio's companies exceeded Wall Street's expectations for earnings and 99% met or exceeded earnings estimates. We will continue to implement our strategy of focusing on selecting the very best companies with superior earnings growth at reasonable prices.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BUT DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 1999, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                                  The Portfolio

STATEMENT OF INVESTMENTS

June 30, 1999 (Unaudited)


COMMON STOCKS--96.2%                                                                    Shares                         Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
BANKING--3.1%

Citigroup                                                                                  583                            27,692
Fifth Third Bancorp                                                                        260                            17,306
Firstar                                                                                    129                             3,612
State Street                                                                               227                            19,380
U.S. Bancorp                                                                               227                             7,718
Wells Fargo                                                                              1,038                            44,375

                                                                                                                         120,083

BIOTECHNOLOGY--.5%

Amgen                                                                                      292                            17,776

BUSINESS SERVICES--2.9%

Cintas                                                                                     345                            23,180
Computer Sciences                                                                          390                            26,982
Fiserv                                                                                     486  (a)                       15,218
Interpublic Group Cos.                                                                     357                            30,925
Robert Half International                                                                  650  (a)                       16,900

                                                                                                                         113,205

COMPUTER EQUIPMENT--3.3%

EMC                                                                                        870  (a)                       47,850
International Business Machines                                                            584                            75,482
Sun Microsystems                                                                            65  (a)                        4,477

                                                                                                                         127,809

COMPUTER NETWORKING--4.2%

Cisco Systems                                                                            2,532  (a)                      163,314

COMPUTER SOFTWARE/SERVICES--5.5%

At Home, Cl. A                                                                             194  (a)                       10,464
Automatic Data Processing                                                                  324                            14,256
Intuit                                                                                     162  (a)                       14,600
Microsoft                                                                                1,818  (a)                      163,961
Yahoo                                                                                       65  (a)                       11,196

                                                                                                                         214,477

CONSUMER PRODUCTS--3.4%

Avon Products                                                                              227                            12,599
Clorox                                                                                      65                             6,942
Colgate-Palmolive                                                                          260                            25,675
Dial                                                                                       693                            25,771
Gillette                                                                                   677                            27,757





COMMON STOCKS (CONTINUED)                                                               Shares                         Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CONSUMER PRODUCTS (CONTINUED)

Hasbro                                                                                     617                            17,237
Procter & Gamble                                                                           195                            17,404

                                                                                                                         133,385

CONSUMER SERVICES--.5%

DeVRY                                                                                      877  (a)                       19,622

DIVERSIFIED--2.0%

Berkshire Hathaway, Cl. B                                                                   34  (a)                       76,160

ELECTRONICS--4.7%

General Electric                                                                         1,266                           143,058
Jabil Circuit                                                                              133  (a)                        6,002
PE Biosystems Group                                                                        162                            18,590
Solectron                                                                                  195  (a)                       13,004

                                                                                                                         180,654

FINANCIAL SERVICES--6.4%

American Express                                                                           486                            63,241
Associates First Capital, Cl. A                                                            844                            37,400
Federal National Mortgage Association                                                    1,275                            87,178
Franklin Resources                                                                         486                            19,744
Northern Trust                                                                             195                            18,915
Schwab (Charles)                                                                           193                            21,206

                                                                                                                         247,684

FOOD & BEVERAGES--3.2%

Coca-Cola                                                                                1,406                            87,875
PepsiCo                                                                                    491                            18,996
Tootsie Roll Industries                                                                    234                             9,038
Wrigley, (Wm) Jr                                                                            97                             8,730

                                                                                                                         124,639

HEALTHCARE SERVICES--1.1%

IMS Health                                                                               1,414                            44,188

INSURANCE--2.9%

American International Group                                                               486                            56,892
Marsh & McLennan Cos.                                                                      746                            56,322

                                                                                                                         113,214

LEISURE & ENTERTAINMENT--1.5%

Carnival                                                                                   284                            13,774

                                                                                             The Portfolio



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


COMMON STOCKS (CONTINUED)                                                               Shares                         Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

LEISURE & ENTERTAINMENT (CONTINUED)

Disney (Walt)                                                                              519                            15,992
Harley-Davidson                                                                            195                            10,602
Mattel                                                                                     617                            16,312

                                                                                                                          56,680

MANUFACTURING--3.9%

Danaher                                                                                    422                            24,529
Illinois Tool Works                                                                        129                            10,578
Tyco International                                                                       1,239                           117,395

                                                                                                                         152,502

MEDICAL SUPPLIES & EQUIPMENT--1.7%

Johnson & Johnson                                                                          390                            38,220
Medtronic                                                                                  357                            27,801

                                                                                                                          66,021

OIL SERVICES--1.5%

Baker Hughes                                                                               910                            30,485
Schlumberger                                                                               455                            28,978

                                                                                                                          59,463

PHARMACEUTICALS--11.1%

American Home Products                                                                     357                            20,528
Bristol-Myers Squibb                                                                     1,074                            75,650
Lilly (Eli)                                                                                467                            33,449
Merck & Co.                                                                              1,064                            78,736
Pfizer                                                                                     694                            76,167
Schering-Plough                                                                          1,526                            80,878
Warner-Lambert                                                                             910                            63,131

                                                                                                                         428,539

PUBLISHING & BROADCASTING--8.3%

Chancellor Media                                                                           324  (a)                       17,861
Clear Channel Communications                                                               260  (a)                       17,924
Comcast, Cl. A                                                                           1,785                            68,611
Echostar Communications, Cl. A                                                              41  (a)                        6,291
Gannett                                                                                    617                            44,038
McGraw-Hill Cos.                                                                           162                             8,738
MediaOne Group                                                                             357                            26,552
TCA Cable TV                                                                               195                            10,822
Time Warner                                                                              1,411                           103,709
Washington Post, Cl. B                                                                      33                            17,746

                                                                                                                         322,292





COMMON STOCKS (CONTINUED)                                                               Shares                          Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

RESTAURANTS--.5%

McDonald's                                                                                 422                            17,434

RETAIL--8.5%

Abercrombie & Fitch, Cl. A                                                                 390  (a)                       18,720
Bed Bath & Beyond                                                                          260  (a)                       10,010
Best Buy                                                                                   260  (a)                       17,550
Costco Cos.                                                                                455  (a)                       36,428
Gap                                                                                        729                            36,722
Home Depot                                                                                 975                            62,827
Intimate Brands                                                                            195                             9,238
Kohl's                                                                                     292  (a)                       22,539
Staples                                                                                    292  (a)                        9,034
Walgreen                                                                                   844                            24,793
Wal-Mart Stores                                                                          1,721                            83,038

                                                                                                                         330,899

SEMICONDUCTORS & EQUIPMENT--5.0%

Broadcom, Cl. A                                                                            195                            28,190
Intel                                                                                    1,721                           102,400
Texas Instruments                                                                          279                            40,455
Uniphase                                                                                    63  (a)                       10,458
Vitesse Semiconductor                                                                      162  (a)                       10,925

                                                                                                                         192,428

SUPERMARKETS--.5%

Safeway                                                                                    422  (a)                       20,889

TELECOMMUNICATION EQUIPMENT--6.7%

Lucent Technologies                                                                      1,689                           113,902
Motorola                                                                                   227                            21,508
Nokia, A.D.S.                                                                              320                            29,300
Qwest Communications                                                                       792  (a)                       26,186
Tellabs                                                                                  1,039  (a)                       70,197

                                                                                                                         261,093

TELECOMMUNICATION SERVICES--2.6%

MCI WorldCom                                                                               862  (a)                       74,348
Vodafone Group, A.D.R.                                                                     130                            25,610

                                                                                                                          99,958

                                                                                                                   The Portfolio



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                Shares                        Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION--.7%

Kansas City Southern Industries                                                            390                            24,887

TOTAL COMMON STOCKS
   (cost $3,228,657)                                                                                                   3,729,295
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                    Principal
SHORT-TERM INVESTMENTS--5.1%                                                        Amount ($)                         Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER:

AI Credit, 5.70%, 7/1/1999                                                             100,000                           100,000

Consolidated Natural Gas, 5.75%, 7/1/1999                                              100,000                           100,000

TOTAL SHORT-TERM INVESTMENTS
   (cost $200,000)                                                                                                       200,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $3,428,657)                                                     101.3%                         3,929,295

LIABILITIES, LESS CASH AND RECEIVABLES                                                   (1.3%)                          (50,789)

NET ASSETS                                                                              100.0%                         3,878,506

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                             Cost         Value
------------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of Investments  3,428,657    3,929,295

Cash                                                                     46,663

Receivable for investment securities sold                                20,833

Dividends receivable                                                      1,593

Due from The Dreyfus Corporation and affiliates                           3,450

                                                                      4,001,834
------------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                             111,634

Accrued expenses                                                         11,694

                                                                        123,328
------------------------------------------------------------------------------------

NET ASSETS ($)                                                        3,878,506
------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       3,260,184

Accumulated investment (loss)                                            (3,691)

Accumulated net realized gain (loss) on investments                     121,375

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                               500,638
------------------------------------------------------------------------------------

NET ASSETS ($)                                                        3,878,506
------------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
   Beneficial Interest authorized)                                      241,687

NET ASSET VALUE, offering and redemption price per share ($)              16.05

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)


------------------------------------------------------------------------------------
INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $35 foreign taxes withheld at source)             7,432

Interest                                                                 3,745

TOTAL INCOME                                                            11,177

EXPENSES:

Investment advisory fee--Note 3(a)                                      10,713

Auditing fees                                                           16,464

Legal fees                                                               8,396

Prospectus and shareholders' reports                                     5,819

Custodian fees--Note 3(a)                                                3,819

Registration fees                                                          906

Trustees' fees and expenses--Note 3(b)                                     154

Shareholder servicing costs                                                 44

Loan commitment fees--Note 2                                                 3

Miscellaneous                                                              684

TOTAL EXPENSES                                                          47,002

Less--expense reimbursement from Dreyfus due to undertaking--Note 3(a) (32,176)


NET EXPENSES                                                            14,826

INVESTMENT (LOSS)                                                       (3,649)
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                121,450

Net unrealized appreciation (depreciation) on investments              219,298

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 340,748

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   337,099

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                             Six Months Ended
                                                June 30, 1999          Year Ended
                                                  (Unaudited)   December 31, 1998((+))
---------------------------------------------------------------------------------------
OPERATIONS ($):

Investment income (loss)--net                          (3,649)               1,078

Net realized gain (loss) on investments               121,450              261,205

Net unrealized appreciation (depreciation)
   on investments                                     219,298              281,340

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          337,099              543,623
---------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                                (1,120)                  --

Net realized gain on investments                    (261,280)                  --

TOTAL DIVIDENDS                                     (262,400)                  --
---------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                         998,494            2,000,000

Dividends reinvested                                  262,400                  --

Cost of shares redeemed                                  (710)                 --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS                 1,260,184            2,000,000

TOTAL INCREASE (DECREASE) IN NET ASSETS             1,334,883            2,543,623
---------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                 2,543,623                  --

END OF PERIOD                                       3,878,506            2,543,623

Undistributed investment income (loss)--net           (3,691)                1,078
---------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                            65,147              160,000

Shares issued for dividends reinvested                 16,586                  --

Shares redeemed                                          (46)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING          81,687             160,000

((+)) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total  return  shows  how  much  your  investment  in  the  portfolio would have
increased   (or  decreased)  during each period, assuming you had reinvested all
dividends   and   distributions.  These  figures  have  been  derived  from  the portfolio's financial statements.

                                               Six Months Ended
                                                  June 30, 1999         Year Ended
                                                    (Unaudited)  December 31, 1998(a)
---------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                     15.90              12.50

Investment Operations:

Investment income--net                                    (.02)(b)            .01

Net realized and unrealized gain (loss) on investments    1.81               3.39

Total from Investment Operations                          1.79               3.40

Distributions:

Dividends from investment income--net                     (.01)               --

Dividends from net realized gain on investments          (1.63)               --

Total Distributions                                      (1.64)               --

Net asset value, end of period                           16.05             15.90
---------------------------------------------------------------------------------------

TOTAL RETURN (%)                                         11.41(c)          27.20(c)
---------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                    .51(c)            .25(c)

Ratio of net investment income (loss) to average net assets (.13)(c)         .05(c)

Decrease reflected in above expense ratios due to
undertakings by The Dreyfus Corporation                     1.12(c)          .31(c)

Portfolio Turnover Rate                                    38.24(c)        75.65(c)
---------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                     3,879            2,544

(A)  FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company operating as a series company currently offering six series, including the Founders Growth Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Bank Corporation. Founders Asset Management LLC (" Founders" ) serves as the portfolio' s sub-investment adviser. Founders is a 90%-owned subsidiary of Mellon. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

As of June 30, 1999, MBC Investments Corp., an indirect subsidiary of Mellon Bank Corporation, held 176,587 shares of the portfolio.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which

                                                                   The Portfolio
there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $739 during the period ended June 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1999, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio' s average daily net assets and is payable monthly. Dreyfus has undertaken from January 1, 1999 through December 31, 1999, to reduce the management fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio' s aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of 1% of the value of the portfolio's average daily net

                                                                   The Portfolio
assets. The expense reimbursement, pursuant to the undertaking, amounted to $32,176 during the period ended June 30, 1999.

Pursuant to a Sub-Investment Advisory Agreement with Founders, the sub-investment fee is payable monthly by Dreyfus, and is based upon the value of the portfolio' s average daily net assets, computed at the following annual rates:

   AVERAGE NET ASSETS

   0 to $100 million                                                 .25 of 1%

   In excess of $100 million to $1 billion                           .20 of 1%

   In excess of $1 billion to $1.5 billion                           .16 of 1%

   In excess of $1.5 billion                                         .10 of 1%

The  portfolio  compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the portfolio.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 1999, the portfolio was charged $3,819 pursuant to the custody agreement.

(B) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1999, amounted to $2,031,177 and $1,062,197, respectively.

At June 30, 1999, accumulated net unrealized appreciation on investments was $500,638, consisting of $527,472 gross unrealized appreciation and $26,834 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                   The Portfolio

NOTES

                                                           For More Information

Dreyfus Investment Portfolios,

Founders Growth Portfolio

200 Park Avenue

New York, NY 10166

Investment Adviser

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

Sub-Investment Adviser

Founders Asset Management LLC

Founders Financial Center

2930 East Third Avenue

Denver, CO 80206

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 1999 Dreyfus Service Corporation                                  176SA996

Dreyfus Investment

Portfolios, Founders

International Equity Portfolio

SEMIANNUAL REPORT June 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by The Dreyfus Corporation and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the portfolio invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.

                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

Dreyfus Investment Portfolios,                                    The Portfolio

        Founders International

              Equity Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, Founders International Equity Portfolio, covering the six-month period from January 1, 1999 through June 30, 1999. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Douglas Loeffler, CFA of Founders Asset Management LLC, the portfolio's sub-investment adviser.

Many international economies showed marked improvement after many of the world's central banks lowered key short-term interest rates last fall to stimulate economic growth. Less restrictive monetary policies especially helped prevent further economic deterioration in Japan, Asia, Latin America and Eastern Europe, where the worst of the global currency and credit crisis appears to be behind us. In contrast, some Western European economies slowed moderately after the formation of the European Monetary Union (EMU) and the debut of a new currency, the euro.

These economic conditions produced mixed results for international stocks. Stock markets in Japan and Asia began to recover over the past six months, showing their first signs of real strength in over a year. Latin America provided good results after concerns about Brazil' s currency devaluation abated. European markets, on the other hand, provided mixed performance.

We  appreciate  your confidence over the past six months, and we look forward to
your   continued   participation  in  Dreyfus  Investment  Portfolios,  Founders
International    Equity    Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 15, 1999

DISCUSSION OF PERFORMANCE

Douglas Loeffler, CFA, Portfolio Manager
Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders International Equity Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 1999, Dreyfus Investment Portfolios, Founders International Equity Portfolio produced a total return of 8.78%.(1) This compares favorably to the 4.51% total return provided by the portfolio's benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S.A. Index, for the same time period.(2)

We attribute the portfolio's performance to our selective investments in stocks located in Japan and the United Kingdom that the management team chose during the period based on what they believed offered outstanding growth potential

What is the portfolio's investment approach?

The portfolio seeks long-term growth of capital by investing primarily in foreign companies whose fundamental strengths indicate the potential for earnings growth. Rather than utilizing a "top-down" approach to stock selection, which relies on forecasting stock market trends, the management team focuses exclusively on a "bottom-up" approach to stock selection, where stocks are chosen based on their own individual merits. Stock selection is made on a company-by-company basis, with particular emphasis given to the companies that the management team believes are the best managed and best positioned within
their    respective    industries.

The portfolio invests primarily in issuers from at least three foreign countries with established or emerging economies, but will not invest more than 50% of its assets in any one foreign country. The portfolio may also invest in investment-grade debt securities of foreign issues that, based on market and general economic conditions, the management team believes offers opportunities for capital growth.

                                                                   The Portfolio

What other factors influenced the portfolio's performance?

The primary factor influencing the portfolio's performance during the semiannual period under review was its "bottom-up" investment approach. Following its focus on stock selection, the portfolio increased its exposure to the Japanese and U.K. markets, but remained underweighted to both relative to the Index. Taken as a whole, European markets were overweighted by the portfolio in relative terms.

A surge in foreign-led buying helped enable literally all of the portfolio's Japanese stocks to outperform the Index in relative terms. Of particular note were Kao (a consumer products company with a strong U.S. sales base), Ryohin Keikaku (a retailer that has been growing its sales substantially despite Japan' s deep recession) and Konami (an electronics concern whose contract to deliver the newest generation of SONY "playstations" has been most successful). European holdings of the portfolio (particularly Mannesman, a German telecommunications company) added value, even though that region's markets
overall    proved    disappointing.

The portfolio' s holdings in international pharmaceuticals, financial, and consumer products stocks subtracted from overall returns. Also detracting was the portfolio' s position in Brisa-Auto Estradas de Portugal, a Portuguese utility company that we believed had strong growth characteristics, but which declined on negative market sentiment. The portfolio' s focus on emerging market-based companies that it believes can thrive in most reasonable scenarios proved successful during the period.

What is the portfolio's current strategy?

Consistent with the emphasis of our management team on informed stock selection, the portfolio is currently invested to capture what team members believe are significant growth opportunities outside of the U.S. Such opportunities appear to be especially compelling in select technology and telecommunications companies. The portfolio is also building or enhancing positions in companies that the management team regards as being particularly well-suited to flourish within a strengthening Japan and the widely anticipated recoveries of emerging markets.

As of June 30, we continue to see greater value in international growth stocks than in stocks of domestic issuers. Given these attractive relative valuations and increasing signs that the pace of U.S. economic growth may soon be outdistanced overseas, we believe that now may be a particularly opportune time for investors to consider the following:

* Initiate or enhance their exposure to invest in international equity markets; and

* Invest in Dreyfus Investment Portfolios, Founders International Equity Portfolio as a convenient and effective way to achieve that objective.

Thank you for your continued support of the portfolio. We are confident that our emphasis on equity selection will yield attractive long-term results for portfolio shareholders, and we look forward to helping you achieve your financial goals throughout the remainder of 1999 and beyond.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BUT DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 1999, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER ANAYLTICAL SERVICES, INC. -- THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD EX USA INDEX IS AN ARITHMETICAL AVERAGE OF THE PERFORMANCE OF 1,138 SECURITIES LISTED IN THE STOCK EXCHANGES OF EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. TOTAL RETURN FIGURES FOR THIS INDEX ASSUME CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AFTER DEDUCTION OF LOCAL TAXES. AN INVESTOR MAY NOT INVEST IN THIS INDEX. THE INDEX IS THE PROPERTY OF MORGAN STANLEY & CO., INCORPORATED.

                                                                  The Portfolio


STATEMENT OF INVESTMENTS

June 30, 1999 (Unaudited)


COMMON STOCKS--93.3%                                                                             Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
BELGIUM--.5%

Lernout & Hauspie Speech Products, ADS                                                              350  (a)              12,403

BRAZIL--1.9%

Petroleo Brasileiro                                                                                 300                   32,821
Tele Sudeste Celular, ADS                                                                           525                   15,225

                                                                                                                          48,046

CANADA--5.1%

AT&T Canada                                                                                         550                   35,234
Le Groupe Videotron                                                                                 725                   11,529
Newbridge Networks                                                                                  650  (a)              18,688
Telesystem International Wireless                                                                 1,400  (a)              25,560
Toronto-Dominion Bank                                                                               775                   35,307

                                                                                                                         126,318

FINLAND--5.2%

Merita                                                                                            6,150                   35,056
Nokia, ADS                                                                                          550                   50,359
Tieto, Cl. B                                                                                        800                   33,435
UPM-Kymmene                                                                                         425                   12,223

                                                                                                                         131,073

FRANCE--8.3%

Accor                                                                                               150                   37,785
Altran Technologies                                                                                 225                   59,587
Canal Plus                                                                                          120                   33,778
Elf Aquitaine                                                                                       250                   36,802
Vivendi                                                                                             484                   39,330

                                                                                                                         207,282

GERMANY--5.7%

Continental                                                                                       1,225                   29,147
DePfa Deutsche Pfandbriefbank                                                                       300                   27,311
Mannesmann                                                                                          350                   52,392
Preussag                                                                                            626                   33,740

                                                                                                                         142,590

HONG KONG--.7%

China Telecom (Hong Kong), ADS                                                                      325  (a)              18,525





COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

IRELAND--3.3%

Allied Irish Banks                                                                                1,600                   21,125
Elan, ADS                                                                                           950  (a)              26,363
Esat Telecom, ADS                                                                                   800  (a)              35,100

                                                                                                                          82,588

ITALY--6.6%

Alleanza Assicurazioni                                                                            3,000                   34,573
Mondadori (Arnoldo) Editore                                                                       1,850                   31,727
Seat Pagine Gialle-RNC                                                                           25,000                   34,139
Telecom Italia                                                                                    3,300                   34,326
Telecom Italia Mobile-RNC                                                                         8,000                   29,785

                                                                                                                         164,550

JAPAN--16.6%

Japan Telecom                                                                                         2                   28,418
Kao                                                                                               1,800                   50,558
Kita Kyushu Coca-Cola Bottling                                                                      700                   39,785
Konami                                                                                            1,150                   47,501
NTT Mobile Communications Network                                                                     1                   13,548
NTT Mobile Communications Network-Bonus Shares                                                        4  (a)              53,532
Ryohin Keikaku                                                                                      175                   44,021
Shiseido                                                                                          3,000                   44,957
Softbank                                                                                            200                   40,496
Takefuji                                                                                            500                   51,673

                                                                                                                         414,489

LUXEMBOURG--.7%

Societe Europeenne des Satellites                                                                   100                   14,535

MEXICO--1.4%

Telefonos de Mexico, ADR                                                                            425                   34,345

NETHERLANDS--6.5%

ASM Lithography                                                                                     620  (a)              36,813
Benckiser, Cl. B                                                                                    550                   29,444
ING Groep                                                                                           250                   13,578
STMicroelectronics                                                                                  600  (a)              40,097
United Pan-Europe Communications                                                                    225  (a)              12,243

                                                                                                                   The Portfolio



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS (continued)

VNU                                                                                                 750                   30,065

                                                                                                                         162,240

PORTUGAL--1.5%

Brisa-Auto Estradas de Portugal                                                                     900                   37,242

SINGAPORE--1.5%

Development Bank of Singapore                                                                     3,000                   36,695

SOUTH KOREA--1.4%

Korea Telecom, ADR                                                                                  875  (a)              35,000

SPAIN--3.4%

Banco Santander Central Hispano                                                                   3,100                   32,390
Telefonica                                                                                          660                   31,892
Telefonica, ADS                                                                                       5                      736
Telefonica Publicidad e Informacion                                                               1,000  (a)              20,018

                                                                                                                          85,036

SWEDEN--5.0%

Electrolux, Cl. B                                                                                 1,450                   30,505
Ericsson (LM) Tel, Cl. B, ADR                                                                       875                   28,820
Skandia Forsakrings                                                                               1,800                   33,827
Skandinaviska Enskilda Banken                                                                     2,800                   32,763

                                                                                                                         125,915

SWITZERLAND--1.1%

Swisscom                                                                                            75                   28,352

TAIWAN--1.0%

Taiwan Semiconductor Manufacturing, ADS                                                             750  (a)              25,500

UNITED KINGDOM--15.1%

BP Amoco, ADS                                                                                       250                   27,125
Compass                                                                                           3,025                   30,019
Diageo                                                                                            3,275                   34,231
Dixons                                                                                            1,600                   29,913
Energis                                                                                           1,025  (a)              24,467
Glaxo Wellcome, ADR                                                                                 200                   11,325
Hilton                                                                                           11,300                   44,837
Pearson                                                                                           2,600                   52,875
Securicor                                                                                         4,000                   35,120





COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (continued)

TeleWest Communications                                                                           4,300  (a)              19,301
Vodafone AirTouch                                                                                 2,325                   45,852
WPP                                                                                               2,800                   23,700

                                                                                                                         378,765

UNITED STATES--.8%

Global TeleSystems Group                                                                            255  (a)              20,655
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,946,694)                                                               93.3%                2,332,144

CASH AND RECEIVABELS (NET)                                                                         6.7%                  166,747

NET ASSETS                                                                                       100.0%                2,498,891

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.
                                                                                                                   The Portfolio


STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                         Cost         Value
-------------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of Investments  1,946,694    2,332,144

Cash                                                                    137,358

Receivable for investment securities sold                                48,587

Dividends receivable                                                      3,804

Prepaid expenses                                                            489

Due from The Dreyfus Corporation and affiliates                           6,572

                                                                      2,528,954

LIABILITIES ($):

Payable for investment securities purchased                              13,349

Accrued expenses                                                         16,714

                                                                         30,063
-------------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,498,891
-------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       1,998,209

Accumulated undistributed investment income--net                         12,114

Accumulated net realized gain (loss) on investments
   and foreign currency transactions                                    103,205

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions                     385,363
-------------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,498,891
-------------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
   Beneficial Interest authorized)                                      160,000

NET ASSET VALUE, offering and redemption price per share ($)              15.62

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)


-----------------------------------------------------------------------------------
INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $3,220 foreign taxes withheld at source)         28,028

Interest                                                                 1,792

TOTAL INCOME                                                            29,820

EXPENSES:

Investment advisory fee-Note 3(a)                                       11,804

Auditing fees                                                           16,263

Custodian fees                                                          11,650

Legal fees                                                               3,843

Prospectus and shareholders' reports                                     2,577

Trustees' fees and expenses-Note 3(b)                                      539

Shareholder servicing costs                                                 23

Loan commitment fees-Note 2                                                  2

Miscellaneous                                                              539

Total Expenses                                                          47,240

Less--expense reimbursement from Dreyfus
  due to undertaking--Note 3(a)                                        (29,534)

Net Expenses                                                            17,706

Investment Income--Net                                                  12,114
-----------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
   transactions                                                        131,479

Net unrealized appreciation (depreciation) on investments
   and foreign currency transactions                                    58,150

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 189,629

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   201,743

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Portfolio


STATEMENT OF CHANGES IN NET ASSETS


                                             Six Months Ended
                                                June 30, 1999         Year Ended
                                                  (Unaudited)   December 31 1998((+))
--------------------------------------------------------------------------------------
OPERATIONS ($):

Investment income (loss)--net                          12,114             (1,791)

Net realized gain (loss) on investments               131,479            (28,274)

Net unrealized appreciation (depreciation)
   on investments                                      58,150            327,213

Net Increase (Decrease) in Net Assets

   Resulting from Operations                          201,743            297,148
--------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                              --          2,000,000

Total Increase (Decrease) in Net Assets               201,743          2,297,148
--------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                 2,297,148                --

END OF PERIOD                                       2,498,891          2,297,148

Undistributed investment income-net                    12,114                --
--------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                               --             160,000

((+))  FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total  return  shows  how  much  your  investment  in  the  portfolio would have
increased   (or  decreased)  during each period. These figures have been derived from the portfolio's financial statements.

                                            Six Months Ended
                                              June  30, 1999             Year Ended
                                                 (Unaudited)      December 31, 1998(a)
-----------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                   14.36                  12.50

Investment Operations:

Investment income (loss)--net                            .08(b)                (.01)

Net realized and unrealized gain (loss)
   on investments                                       1.18                   1.87

Total from Investment Operations                        1.26                   1.86

Net asset value, end of period                         15.62                  14.36
-----------------------------------------------------------------------------------------

TOTAL RETURN (%)                                        8.78(c)               14.88(c)
-----------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  .74(c)                 .38(c)

Ratio of net investment income (loss)
   to average net assets                                 .51(c)                (.08)(c)

Decrease reflected in above expense ratio due
   to undertakings by Dreyfus                           1.24(c)                 .81(c)

Portfolio Turnover Rate                                80.92(c)               29.25(c)
-----------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                  2,499                  2,297

(A)  FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"),as a open-end management investment company operating as a series company currently offering six portfolios, including the Founders International Equity Portfolio (the "portfolio"). The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Bank Corporation. Founders Asset Management LLC (" Founders" ) serves as the portfolio' s sub-investment adviser. Founders is a 90%-owned subsidiary of Mellon. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

As of June 30, 1999, MBC Investments Corp., an indirect subsidiary of Mellon Bank Corporation, held 160,000 shares of the portfolio.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $1,131 during the period ended June 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                                   The Portfolio

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $16,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1998. The carryover does not include net realized securities losses from November 1, 1998 through December 31, 1998, which are treated, for Federal income tax purposes, as arising in fiscal 1999. If not applied, the carryover expires in fiscal 2006.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1999, the portfolio did not borrow under the Facility.

NOTE   3--Investment   Advisory  Fee,  Sub-Investment  Advisory  Fee  And  Other
Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio' s average daily net assets and is payable monthly. Dreyfus has undertaken from January 1, 1999 through December 31, 1999, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio' s aggregate annual expenses
(exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses) exceed an annual rate of 1.50% of the value of the portfolio's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $29,534 during the period ended June 30, 1999.

Pursuant to a Sub-Investment Advisory Agreement with Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio' s average daily net assets, computed at the following annual rates:

       AVERAGE NET ASSETS

       0 to $100 million . . . . . . . . . . . . . . . . .    .35 of 1%

       In excess of $100 million to $1billion. . . . . . .    .30 of 1%

       In excess of $1 billion to $1.5 billion . . . . . .    .26 of 1%

       In excess of $1.5 billion . . . . . . . . . . . . .    .20 of 1%

The  portfolio  compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the portfolio.

(B) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                                   The Portfolio

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1999, amounted to $1,855,186 and $1,938,633, respectively.

At June 30, 1999, accumulated net unrealized appreciation on investments was $385,450, consisting of $423,091 gross unrealized appreciation and $37,641 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

                                                           For More Information

Dreyfus Investment Portfolios,

Founders International

Equity Portfolio

200 Park Avenue

New York, NY 10166

Investment Adviser

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

Sub-Investment Adviser

Founders Asset Management LLC

Founders Financial Center

2930 East Third Avenue

Denver, CO 80206

Custodian

The Bank of New York

90 Washington Street

New York, NY 10286

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:  The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

              (c) 1999, Dreyfus Service Corporation                    177SA996

Dreyfus Investment Portfolios, Founders Passport Portfolio

SEMIANNUAL REPORT June 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by The Dreyfus Corporation and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the portfolio invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.

                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

Dreyfus Investment Portfolios,                                    The Portfolio

   Founders Passport Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, Founders Passport Portfolio, covering the six-month period from January 1, 1999 through June 30, 1999. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Michael W. Gerding, CFA of Founders Asset Management LLC, the portfolio's sub-investment adviser.

Many international economies showed marked improvement after many of the world's central banks lowered key short-term interest rates last fall to stimulate economic growth. Less restrictive monetary policies especially helped prevent further economic deterioration in Japan, Asia, Latin America and Eastern Europe, where the worst of the global currency and credit crisis appears to be behind us. In contrast, some Western European economies slowed moderately after the formation of the European Monetary Union (EMU) and the debut of a new currency, the euro.

These economic conditions produced mixed results for international stocks. Stock markets in Japan and Asia began to recover over the past six months, showing their first signs of real strength in over a year. Latin America provided good results after concerns about Brazil' s currency devaluation abated. European markets, on the other hand, provided mixed performance.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Investment Portfolios, Founders Passport Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 15, 1999

DISCUSSION OF PERFORMANCE

Michael W. Gerding, CFA, Portfolio Manager
Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders Passport Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 1999, Dreyfus Investment Portfolios, Founders Passport Portfolio produced a total return of 9.36%.(1) In comparison, the Morgan Stanley Capital International World ex U.S.A. Small Cap Index, the portfolio's benchmark, produced a total return of 12.16% for the same period.(2) Although we are pleased that our performance was in line with the benchmark, the portfolio was hampered by its underweighting in Japan, a market that produced very strong returns during the reporting period.

What is the portfolio's investment approach?

The portfolio invests primarily in foreign companies with annual revenues or market capitalizations of $1 billion or less that have demonstrated superior earnings growth. Although we don't try to match an index in terms of country or industry weighting, we can't ignore the fact that Japan made up a larger percent of our benchmark than the fund as of June 30, 1999, and its total return as a market had a major influence on our relative performance. Japan was one of the world' s best performing markets in the first half of 1999, even though the country has yet to show much economic growth. One explanation is that Internet mania has hit Japan. However, just like many Internet stocks in the United States that have no earnings and little revenue growth, the same holds true for many Japanese companies. Therefore, our investment process would not consider them likely candidates.

Of course, there are some Japanese stocks that do fit our criteria. For example, one of the portfolio's biggest winners was a Japanese software company, Nippon System Development, which, as of June 30, 1999, was reporting strong earnings growth. Japan is far behind the U.S. and

                                                                   The Portfolio

Europe in terms of the implementation of new software, which suggests that Nippon System Development has a great deal of growth in front of it. One of our objectives is to find companies that are growing faster than the countries in which they are located, and we believe that is certainly the case with Nippon
System    Development.

While Japan represented approximately 12% of the portfolio as of June 30, 1999, the United Kingdom was by far the largest segment at approximately 19%. Another company that illustrates our investment process is PizzaExpress, a United Kingdom-based restaurant chain that is also the portfolio's largest holding. PizzaExpress, which specializes in high-end pizza, continues to grow their number of restaurants at 20% per year. They are expanding across Europe, have franchises in the Middle East and have demonstrated superior earnings growth with continued growth prospects for the next several years. Two other U.K. companies performed very well during the period: Weatherspoon (J.D.), Britain's fastest-growing pub operator, and Energis, a rapidly expanding telecommunications company. Like PizzaExpress, Weatherspoon (J.D.) focuses on the high-end establishment, with large, well-lit, nonsmoking facilities that attract a wide range of clientele. Energis, a company that has diversified outside the U.K. and into Continental Europe, is benefiting from the demands that the Internet is placing on telecommunications infrastructure.

What other factors influenced the portfolio's performance?

Compared to our benchmark, the portfolio has a greater percentage of its holdings in Europe. Because the new euro currency has devalued about 14% versus the dollar since its inception on January 1, 1999, our total returns were negatively affected. Many of the stocks that we selected performed well in euros, but not when those devalued euros are converted to dollar terms, which is the most relevant currency for investors in the portfolio. The recent rise in U.S. interest rates only serves to make the situation worse, because capital is drawn to the U.S. bond market, making the dollar even stronger. However, because Europe's economy is improving and the euro has already declined sharply, we currently believe that the currency is less likely to continue to fall.

What is the portfolio's current strategy?

We believe that we own companies that are growing their earnings at a rapid rate, yet are selling at reasonable stock prices. For instance, while the average company in the portfolio is growing at a rate of about 24%, the price/earnings ratio of the portfolio is only about 19. In comparison, the average company in our benchmark is only growing in the mid-single digits, yet its price/earnings ratio is 24. That means the average company in our portfolio is growing three times as fast as our benchmark, yet the stock price sells at a lower multiple of earnings.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BUT DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 1999, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: MORGAN STANLEY & CO., INCORPORATED -- THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX U.S.A. SMALL CAP INDEX IS A WEIGHTED AVERAGE OF THE PERFORMANCE OF SECURITIES IN 21 COUNTRIES THAT INCLUDES COMPANIES WITH MARKET CAPITALIZATIONS BETWEEN U.S. $200 MILLION AND $800 MILLION. IT REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.


                                                                The Portfolio


STATEMENT OF INVESTMENTS

June 30, 1999 (Unaudited)

COMMON STOCKS--86.0%                                                                             Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
AUSTRIA--.7%

KTM-Sportsmotorcycle                                                                                700                   46,925

BRAZIL--1.1%

Aracruz Celulose, ADS                                                                             3,300                   72,600

CANADA--4.7%

Cinar, ADR                                                                                        7,700  (a)             188,650
Dorel Industries, Cl. B                                                                           4,500  (a)              98,417
Research in Motion                                                                                1,500  (a)              30,251

                                                                                                                         317,318

DENMARK--1.9%

Vestas Wind Systems                                                                               1,450  (a)             127,581

FINLAND--2.8%

KCI Konecranes International                                                                      1,950                   67,191
Raisio Group                                                                                     12,900                  120,105

                                                                                                                         187,296

FRANCE--4.9%

Altran Technologies                                                                                 825                  218,487
Coflexip, ADR                                                                                       975                   42,413
Dassault Systemes                                                                                 1,425                   47,246
Royal Canin                                                                                         375                   21,724

                                                                                                                         329,870

GERMANY--6.8%

Douglas Holding                                                                                   1,925                   86,627
Ixos Software                                                                                       275  (a)              46,941
PrimaCom                                                                                            375  (a)              16,875
Rhoen-Klinikum                                                                                      300                   29,949
Schwarz Pharma                                                                                    1,650                   76,470
Singulus Technologies                                                                               550  (a)              65,432
Sixt                                                                                              1,875                  131,510

                                                                                                                         453,804

GREECE--1.2%

Chipita International                                                                             2,937                   76,869





COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
IRELAND--4.5%

Esat Telecom, ADR                                                                                 1,750  (a)              76,781
Ryanair Holdings, ADS                                                                             4,175  (a)             221,275

                                                                                                                         298,056

ITALY--6.7%

Bulgari                                                                                          25,025                  168,481
Class Editori                                                                                     3,225                   25,786
Ducati Motor Holding                                                                              6,000  (a)              15,747
Gruppo Editoriale L'Espresso                                                                      9,950                  160,802
Industrie Natuzzo, ADR                                                                            4,075                   79,208

                                                                                                                         450,024

JAPAN--12.3%

Fancl                                                                                             1,000                  181,744
Fuji Soft ABC                                                                                     2,600                  154,646
Nippon System Development                                                                         4,000                  237,918
Ryohin Keikaku                                                                                    1,000                  251,549

                                                                                                                         825,857

MEXICO--1.0%

Grupo Posadas, Cl. A                                                                            100,000                   69,797

NETHERLANDS--5.9%

Beter Bed Holding                                                                                 1,100                   31,863
Hunter Douglas                                                                                    2,650                   91,290
IHC Caland                                                                                        2,350                   92,381
Grand Hotel Krasnapolsky                                                                            350                   23,516
Nutreco                                                                                           3,175                  112,989
Ordina Beheer                                                                                     1,560  (a)              45,186

                                                                                                                         397,225

NORWAY--2.3%

Stolt Comex Seaway, ADR                                                                           3,475  (a)              37,791
Tomra Systems                                                                                     3,100                  116,597

                                                                                                                         154,388

SINGAPORE--2.0%

Natsteel Electronics                                                                             31,000                  135,813

                                                                                                                   The Portfolio



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
SPAIN--2.7%

Baron de Ley                                                                                      2,200  (a)              76,015
TelePizza                                                                                        19,800  (a)             102,825

                                                                                                                         178,840

SWEDEN--1.2%

Haldex                                                                                            2,425                   31,814
Ortivus, Cl. B                                                                                    2,225  (a)              12,360
Semcon                                                                                            4,000                   35,931

                                                                                                                          80,105

SWITZERLAND--3.3%

Kudelski                                                                                             30  (a)             107,592
Logitech International                                                                              525  (a)              76,368
Phonak Holding                                                                                       25                   33,603

                                                                                                                         217,563

UNITED KINGDOM--19.1%

Capital Radio                                                                                     7,600                  100,660
Eidos, ADR                                                                                        3,850  (a)             127,291
Filtronic                                                                                         7,000                   82,443
Flextech                                                                                         11,150  (a)             181,213
ICON, ADR                                                                                         3,300  (a)              64,763
PizzaExpress                                                                                     17,525                  254,372
Psion                                                                                            14,350                  185,648
Scoot.com                                                                                        63,850  (a)              38,027
Select Appointments Holdings                                                                     11,500                  137,347
Wetherspoon (J.D)                                                                                22,000                  102,393

                                                                                                                       1,274,157

UNITED STATES--.9%

United International Holdings                                                                       850  (a)              57,481

TOTAL COMMON STOCKS
   (cost $4,608,749)                                                                                                   5,751,569
-----------------------------------------------------------------------------------------------------------------------------------


PREFERRED STOCKS--6.2%
-----------------------------------------------------------------------------------------------------------------------------------

GERMANY:

Marschollek, Lautenschlaeger und Partner                                                            375                  179,228
Porsche                                                                                             100                  235,866

TOTAL PREFERRED STOCKS
   (cost $368,950)                                                                                                       415,094




                                                                                             Principal
SHORT-TERM INVESTMENTS--12.0%                                                                Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER:

AI Credit, 5.70%, 7/1/99                                                                        200,000                  200,000
Assoc. Corp. North 5%, 7/1/99                                                                   300,000                  300,000
Prudential Funding, 5.10%, 7/1/99                                                               300,000                  300,000

TOTAL SHORT-TERM INVESTMENTS
   (cost $800,000)                                                                                                       800,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $5,777,699)                                                              104.2%                6,966,663

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (4.2%)                (278,548)

NET ASSETS                                                                                       100.0%                6,688,115

A NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.
                                                                                                                   The Portfolio


STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                         Cost         Value
-------------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of Investments  5,777,699    6,966,663

Cash                                                                    205,550

Receivable for investment securities sold                                11,775

Dividends receivable                                                      6,858

Prepaid expenses                                                              2

Due from The Dreyfus Corporation and affiliates                           7,395

                                                                      7,198,243

LIABILITIES ($):

Payable for investment securities purchased                             492,732

Payable for shares of Beneficial Interest redeemed                           14

Accrued expenses                                                         17,382

                                                                        510,128
-------------------------------------------------------------------------------------

NET ASSETS ($)                                                        6,688,115
-------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       5,361,221

Accumulated investment (loss)                                            (2,642)

Accumulated net realized gain (loss) on investments and
   foreign currency transactions                                        140,654

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions                   1,188,882
-------------------------------------------------------------------------------------

NET ASSETS ($)                                                        6,688,115
-------------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
   Beneficial Interest authorized)                                      423,412
-------------------------------------------------------------------------------------

NET ASSET VALUE, offering and redemption price per share ($)              15.80

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)


------------------------------------------------------------------------------------
INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $4,479 foreign taxes withheld at source)         24,701

Interest                                                                17,512

TOTAL INCOME                                                            42,213

EXPENSES:

Investment advisory fee-Note 3(a)                                       29,964

Auditing fees                                                           17,925

Legal fees                                                              10,796

Custodian fees                                                           8,177

Prospectus and shareholders' reports                                     3,877

Trustees' fees and expenses-Note 3(b)                                      802

Registration fees                                                           99

Shareholder servicing costs                                                  8

Loan commitment fees-Note 2                                                  6

Miscellaneous                                                              413

TOTAL EXPENSES                                                          72,067

Less-reduction in investment advisory fee due to
  undertaking--Note 3(a)                                               (27,121)

NET EXPENSES                                                            44,946

INVESTMENT (LOSS)                                                       (2,733)
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                           144,782

Net unrealized appreciation (depreciation) on investments and
   foreign currency transactions                                       407,354

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 552,136

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   549,403

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Portfolio


STATEMENT OF CHANGES IN NET ASSETS


                                            Six Months Ended
                                               June 30, 1999           Year Ended
                                                  (Unaudited)   December 31, 1998*
--------------------------------------------------------------------------------------
OPERATIONS ($):

Investment income (loss)--net                         (2,733)              1,291

Net realized gain (loss) on investments              144,782               5,477

Net unrealized appreciation (depreciation)
   on investments                                    407,354             781,528

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         549,403             788,296
--------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                                     -              (1,200)

Net realized gain on investments                      (5,205)             (4,400)

TOTAL DIVIDENDS                                       (5,205)             (5,600)
--------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                         350,575          5,000,000

Dividends reinvested                                    5,205              5,600

Cost of shares redeemed                                 (159)                 -

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS                  355,621           5,005,600

TOTAL INCREASE (DECREASE) IN NET ASSETS              899,819           5,788,296
--------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                 5,788,296              -

END OF PERIOD                                       6,688,115          5,788,296

Undistributed investment income (loss)-net            (2,642)                91
--------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                           22,684            400,000

Shares issued for dividends reinvested                   348                390

Shares redeemed                                          (10)                  -
--------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         23,022            400,390

* FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total  return  shows  how  much  your  investment  in  the  portfolio would have
increased   (or  decreased)  during each period, assuming you had reinvested all
dividends   and   distributions.  These  figures  have  been  derived  from  the portfolio's financial statements.

                                            Six Months Ended
                                              June  30, 1999             Year Ended
                                                 (Unaudited)      December 31, 1998(a)
-----------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                   14.46                  12.50

Investment Operations:

Investment income (loss)--net                           (.01)(b)                .00(c)

Net realized and unrealized gain (loss)
   on investments                                       1.36                   1.97

Total from Investment Operations                        1.35                   1.97

Distributions:

Dividends from investment income--net                    --                    (.00)(c)

Dividends from net realized gain on investments         (.01)                  (.01)

Total Distributions                                     (.01)                  (.01)

Net asset value, end of period                         15.80                  14.46
-----------------------------------------------------------------------------------------

TOTAL RETURN (%)                                        9.36(d)               15.79(d)
-----------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  .74(d)                 .38(d)

Ratio of net investment income (loss) to average
   net assets                                           (.05)(d)                .02(d)

Decrease reflected in above expense ratios due
   to undertakings by Dreyfus                            .45(d)                 .30(d)

Portfolio Turnover Rate                                23.07(d)                3.98(d)
-----------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                  6,688                  5,788

(A)  FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering six series, including the Founders Passport Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide capital appreciation. The Dreyfus Corporation (" Dreyfus" ) serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Bank Corporation. Founders Asset Management LLC (" Founders" ) serves as the portfolio' s sub-investment adviser. Founders is a 90%-owned subsidiary of Mellon. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

As of June 30, 1999, MBC Investments Corp., an indirect subsidiary of Mellon Bank Corporation, held 400,738 shares of the portfolio.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolios books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $119 during the period ended June 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                                   The Portfolio

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1999, the portfolio did not borrow under the Facility.

NOTE   3--Investment   Advisory  Fee,  Sub-Investment  Advisory  Fee  And  Other
Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio' s average daily net assets and is payable monthly. Dreyfus has undertaken from January 1, 1999 through December 31, 1999, to reduce the investment advisory and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio's aggregate annual expenses (exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses) exceed an annual rate of 1.50% of the value of the portfolio's average daily net assets. The reduction in investment advisory fees, pursuant to the undertaking, amounted to $27,121 during the period ended June 30, 1999.

Pursuant to a Sub-Investment Advisory Agreement with Founders, the sub-investment advisory fees is payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .       .35 of 1%

          In excess of $100 million to $1 billion. . . . . .       .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .       .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .       .20 of 1%

The  portfolio  compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the portfolio.

(B) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1999, amounted to $1,887,718 and $1,234,599, respectively.

At June 30, 1999, accumulated net unrealized appreciation on investments was $1,188,964, consisting of $1,407,009 gross unrealized appreciation and $218,045 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                   The Portfolio

                                                           For More Information

Dreyfus Investment Portfolios,

Founders Passport Portfolio

200 Park Avenue

New York, NY 10166

Investment Adviser

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

Sub-Investment Adviser

Founders Asset Management LLC

Founders Financial Center

2930 East Third Avenue

Denver, CO 80206

Custodian

The Bank of New York

90 Washington Street

New York, NY 10286

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:  The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

              (c) 1999, Dreyfus Service Corporation                    178SA996

Dreyfus

Investment Portfolios,

European Equity Portfolio

SEMIANNUAL REPORT June 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by The Dreyfus Corporation and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the portfolio invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.

                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

Dreyfus Investment Portfolios,                                    The Portfolio
European Equity Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this first report for Dreyfus Investment Portfolios, European Equity Portfolio, covering the period from April 30, 1999 (commencement of operations) through June 30, 1999. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Joanna Bowen of Newton Capital Management Limited, the portfolio's sub-investment adviser.

Many international economies showed marked improvement after many of the world's central banks lowered key short-term interest rates last fall to stimulate economic growth. Less restrictive monetary policies especially helped prevent further economic deterioration in Japan, Asia, Latin America and Eastern Europe, where the worst of the global currency and credit crisis appears to be behind us. In contrast, some Western European economies slowed moderately after the formation of the European Monetary Union (EMU) and the debut of a new currency, the euro.

These economic conditions produced mixed results for international stocks. Stock markets in Japan and Asia began to recover over the past six months, showing their first signs of real strength in over a year. Latin America provided good results after concerns about Brazil' s currency devaluation abated. European markets, on the other hand, provided mixed performance.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Investment Portfolios, European Equity Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 15, 1999

DISCUSSION OF PERFORMANCE

Joanna Bowen, Portfolio Manager
Newton Capital Management Limited, Sub-Investment Adviser


How did Dreyfus Investment Portfolios, European Equity Portfolio perform during the period?

Dreyfus Investment Portfolios, European Equity Portfolio commenced operations on April 30, 1999. For the two-month period ended June 30, 1999, the portfolio produced a total return of -2.24%(1) against a stock market which fell -3.61% (FTSE Eurotop 300 in U.S. dollars) (2) and rising global interest rates. Generally, the European economy was sluggish during the period, and the new euro currency slipped in value compared to the United States dollar. However, Europe' s outlook brightened as evidence of an improving global economy emerged. As a result, economically sensitive manufacturers, whose earnings improve as the economy accelerates, performed the best during the period.

What is the portfolio's investment approach?

The portfolio, which seeks to outperform the European stock market in U.S. dollar terms, invests primarily in the 300 largest European companies. We identify investment themes, such as the impact of new technologies, aging populations, and the communications revolution, and invest in those companies that we believe are best positioned to benefit from these trends. Within markets and sectors, we seek attractively priced companies that possess a sustainable competitive advantage. In addition, we identify and forecast key economic variables, such as gross domestic product, inflation and interest rates. Currently, about 33% of the portfolio is invested in the United Kingdom with the balance invested in Continental Europe.

As theme-driven investors, we have been extremely positive on the telecommunications industry because of the liberalization of markets across Europe and the resulting rapid growth in voice and data traffic across networks. Telecom operators, such as Mannesmann, Vodafone

                                                                   The Portfolio

AirTouch and Equant have been clear beneficiaries. Telefonaktiebolaget LM Ericsson, a Swedish producer of telecommunications equipment, also benefited from the massive growth in telephone traffic brought about by government deregulation and the Internet, as operators built new networks and upgraded existing ones. Another theme, heightened merger and acquisition activity, resulting from increasing intra-European and global competition, has led to investments in industries ripe for consolidation, such as the oil and truck industries and companies that stand to benefit from restructuring, such as the recent Hoechst/Rhone-Poulenc merger. Investments have been made in companies that we believe are well positioned to benefit from cost savings and improved market position. In Europe, there is increasing pressure from investors for corporate management to improve profitability and returns on capital.

Other themes include the Asian recovery and the rapid growth in savings resulting from Europe' s changing demographics. For example, Tag Heuer
International, a Swiss watch manufacturer with heavy exposure to Asia, is benefiting from the region' s recovery. Skandia Forsakrings, a major Swedish insurance company, is benefiting from Europe's growing 45+ age population, many of whom are increasingly saving for retirement.

What other factors influenced the portfolio's performance?

Because the new euro currency has continued to devalue since its inception on January 1, 1999, our total returns were negatively affected. Many of the stocks that we selected performed well in euros, but not when those devalued euros were converted to dollar terms, which is the most relevant currency for investors in the portfolio. The differential between U.S. and European interest rates and lack of a cohesive "euro policy" is not supportive of the euro. However, because Europe' s economy is improving and the euro has already declined sharply, we currently believe that the currency is less likely to experience decline of this magnitude going forward.

What is the portfolio's current strategy?

We will continue to focus on investment themes, selecting what we believe are the best stocks throughout Europe. Much has been written about how the European Monetary Union and the euro have compelled investment managers to compare companies on an industry-wide basis throughout Europe rather than by individual countries. Nevertheless, there are still striking differences in the economies of various countries that cannot be ignored. For example, Spain's economy is growing very rapidly, whereas Germany' s economy remains very weak with high unemployment. Even though we may favor a theme and an industry sector, we still must consider the countries in which they do business very carefully.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BUT DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) THE FTSE EUROTOP 300 IS A MARKET CAPITALIZATION INDEX OF EUROPE'S LARGEST 300 COMPANIES. IT REFLECTS THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.


                                                                  The Portfolio


STATEMENT OF INVESTMENTS

June 30, 1999 (Unaudited)

COMMON STOCKS--91.2%                                                                    Shares                         Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
FRANCE--16.9%

Axa                                                                                        280                            34,267
Equant                                                                                     210  (a)                       19,422
Lafarge                                                                                    410                            39,106
Rexel                                                                                      380                            29,542
Rhone-Poulenc                                                                              870                            39,880
Societe Generale, Cl. A                                                                    230                            40,663
Total, Cl. B                                                                               350                            45,296
Usinor                                                                                   2,420                            36,175
Vivendi                                                                                    556                            45,180

                                                                                                                         329,531

GERMANY--14.5%

Apcoa Parking                                                                              410                            30,963
Bayerische Motoren Werke                                                                    70                            48,300
Deutsche Bank                                                                              670                            40,998
Hoechst                                                                                    860                            39,056
Linde                                                                                       90                            54,094
Mannesmann                                                                                 250                            37,423
Zapf Creation                                                                            1,330  (a)                       33,022

                                                                                                                         283,856

ITALY--5.0%

Telecom Italia                                                                           6,350                            66,052
Unicem                                                                                   2,600                            31,507

                                                                                                                          97,559

NETHERLANDS--5.4%

Fortis                                                                                     980                            30,364
ING Groep                                                                                  640                            34,759
TNT Post                                                                                   560                            13,411
VNU                                                                                        660                            26,457

                                                                                                                         104,991

SPAIN--5.1%

Argentaria                                                                               1,450                            33,136
Funespana                                                                                1,490                            29,286
Telefonica                                                                                 760                            36,724

                                                                                                                          99,146





COMMON STOCKS (CONTINUED)                                                               Shares                         Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SWEDEN--6.2%

Skandia Forsakrings                                                                      1,050                            19,732
Telefonaktiebolaget LM Ericsson                                                          1,870                            60,227
Volvo, Cl. B                                                                             1,450                            42,245

                                                                                                                         122,204

SWITZERLAND--5.4%

Kuoni Reisen                                                                                 8                            30,992
TAG Heuer International                                                                    280                            29,312
UBS                                                                                        150                            44,975

                                                                                                                         105,279

UNITED KINGDOM--32.7%

Bank of Scotland                                                                         2,050                            27,169
Barclays                                                                                   870                            25,338
Berkeley                                                                                 2,580                            30,976
Billiton                                                                                11,720                            40,911
Bodycote International                                                                   5,750                            35,970
CGU                                                                                      1,850                            26,750
Glaxo Wellcome                                                                           1,610                            44,782
Granada                                                                                  2,160                            40,110
Great Universal Stores                                                                   3,280                            36,379
National Westminster Bank                                                                1,460                            30,981
Northern Rock                                                                            3,210                            24,208
Prudential                                                                               2,480                            36,545
Reed International                                                                       4,330                            28,914
Rentokil Initial                                                                         6,770                            26,436
Reuters                                                                                  2,580                            33,968
Shell Transport & Trading                                                                8,510                            63,882
Stagecoach Holdings                                                                     10,190                            36,535
Standard Chartered                                                                       1,330                            21,739
Vodafone AirTouch                                                                        1,400                            27,610

                                                                                                                         639,203

TOTAL COMMON STOCKS
  (cost $1,851,160)                                                                                                    1,781,769

                                                                                                                   The Portfolio



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


PREFERRED STOCKS--4.7%                                                                  Shares                         Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

GERMANY--3.5%

Fielmann                                                                                   800                            29,711
Fresenius                                                                                  220                            39,032

                                                                                                                          68,743

PORTUGAL--1.2%

Lusomundo                                                                                2,340  (a)                       23,917

TOTAL PREFERRED STOCKS
   (cost $98,167)                                                                                                         92,660
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,949,327)                                                      95.9%                         1,874,429

CASH AND RECEIVABLES (NET)                                                                4.1%                            79,964

NET ASSETS                                                                              100.0%                         1,954,393

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                         Cost        Value
------------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of Investments  1,949,327    1,874,429

Cash denominated in foreign currencies                         10            10

Receivable for investment securities sold                               123,857

Dividends receivable                                                      7,729

Due from The Dreyfus Corporation and affiliates                           2,145

                                                                      2,008,170
------------------------------------------------------------------------------------

LIABILITIES ($):

Cash overdraft due to Custodian                                          46,065

Net unrealized depreciation on
   forward currency exchange contracts--Note 3(a)                            31

Accrued expenses                                                          7,681

                                                                         53,777
------------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,954,393
------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       2,000,000

Accumulated undistributed investment income--net                          6,590

Accumulated net realized gain (loss) on investments                      23,066

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions                     (75,263)
------------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,954,393
------------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
Beneficial Interest authorized)                                         160,000

NET ASSET VALUE, offering and redemption price per share ($)              12.21

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Portfolio


STATEMENT OF OPERATIONS

from April 30, 1999 (commencement of operations) to June 30, 1999 (Unaudited)

-----------------------------------------------------------------------------------
INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,539 foreign taxes withheld at source)          8,675

Interest                                                                 2,853

TOTAL INCOME                                                            11,528

EXPENSES:

Investment advisory fee--Note 2(a)                                       3,292

Auditing fees                                                            5,000

Custodian fees                                                           4,303

Registration fees                                                          556

Prospectus and shareholders' reports                                       300

Trustees' fees and expenses--Note 2(b)                                     258

Shareholder servicing costs--Note 2(a)                                     102

Legal fees                                                                  86

Miscellaneous                                                              178

TOTAL EXPENSES                                                          14,075

Less--expense reimbursement from Dreyfus due to
   undertaking--Note 2(a)                                                9,137

NET EXPENSES                                                             4,938

INVESTMENT INCOME--NET                                                   6,590
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments and foreign currency transactions
                                                                        29,700

Net realized gain (loss) on forward currency exchange contracts         (6,634)

NET REALIZED GAIN (LOSS)                                                23,066

Net unrealized appreciation (depreciation) on investments              (75,263)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 (52,197)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (45,607)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

from April 30, 1999 (commencement of operations)  to June 30, 1999 (Unaudited)

OPERATIONS ($):
Investment income--net                                                   6,590

Net realized gain (loss) on investments                                 23,066

Net unrealized appreciation (depreciation) on investments              (75,263)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        (45,607)
------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

NET PROCEEDS FROM SHARES SOLD                                        2,000,000

TOTAL INCREASE (DECREASE) IN NET ASSETS                              1,954,393
------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                        1,954,393

Undistributed investment income--net                                     6,590
------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                            160,000

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the period from April 30, 1999
(commencement of operations) to June 30, 1999. Total return shows how much your investment in the portfolio would have increased (or decreased) during the period. These figures have been derived from the portfolio' s financial statements.

                                                                  Period Ended
                                                                 June 30, 1999
                                                                   (Unaudited)
----------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                    12.50

Investment Operations:

Investment income--net                                                    .04(a)

Net realized and unrealized gain (loss) on investments                   (.33)

Total from Investment Operations                                         (.29)

Net asset value, end of period                                          12.21
----------------------------------------------------------------------------------

TOTAL RETURN (%)                                                        (2.24)(b)
----------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                   .25(b)

Ratio of net investment income to average net assets                      .34(b)

Decrease reflected in above expense ratio due to undertaking by Dreyfus   .47(b)

Portfolio Turnover Rate                                                 28.46(b)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                   1,954

A BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

B NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund) is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company operating as a series company currently offering six series, including the European Equity Portfolio (the "portfolio" ) which commenced operations on April 30, 1999. The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio' s investment objective is to provide long-term capital growth. The Dreyfus Corporation (" Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Bank Corporation. Newton Capital Management Limited (" Newton") serves as the portfolio's sub-investment adviser. Newton is an affiliate of Mellon. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

As of June 30, 1999, MBC Investments Corp., an indirect subsidiary of Mellon Bank Corporation, held 160,000 shares of the portfolio.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which

                                                                  The Portfolio
there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $2,853 during the period ended June 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio' s average daily net assets and is payable monthly. Dreyfus has undertaken from April 30, 1999 through December 31, 1999 to reduce the management fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio' s aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.50% of the value of the portfolio's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $9,137 during the period ended June 30, 1999.

Pursuant to a Sub-Investment Advisory Agreement with Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

                                                                  The Portfolio

   AVERAGE NET ASSETS

   0  to  $100 million.............................................   .35 of 1%

   In excess of $100 million to $1 billion........................    .30 of 1%

   In excess of $1 billion to $1.5 billion..........................  .26 of 1%

   In excess of $1.5 billion.......................................... .20 of 1%

The  portfolio  compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the portfolio.

(B) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--Securities Transactions:

(A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during
the   period  ended  June  30,  1999,  amounted  to  $2,291,226  and  $356,834, respectively.

The following summarizes open forward currency exchange contracts at June 30, 1999:

                                          FOREIGN                                   UNREALIZED
                                          CURRENCY                                  DEPRECIATION
FORWARD CURRENCY EXCHANGE CONTRACTS       AMOUNTS      PROCEEDS ($)    VALUE ($)             ($)
------------------------------------------------------------------------------------------------------
SALES:

Euro, expiring 7/1/99                     46,621         48,201       48,229              (28)

Swedish Krona, expiring 7/2/99           180,534         21,335       21                   (3)

TOTAL                                                                                     (31)

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of for-ward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

(B) At June 30, 1999, accumulated net unrealized depreciation on investments and forward currency exchange contracts was $74,929, consisting of $39,556 gross unrealized appreciation and $114,485 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                   The Portfolio

                                                           For More Information

Dreyfus Investment Portfolios,

European Equity Portfolio

200 Park Avenue

New York, NY 10166

Investment Adviser

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

Sub-Investment Advisor

Newton Capital Management Limited

71 Queen Victoria Street

London, EC4V 4DR

England

Custodian

The Bank of New York

90 Washington Street

New York, NY 10286

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:  The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 1999 Dreyfus Service Corporation                                  181SA996



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